                                                                     EXHIBIT 4.9




================================================================================





                                     FORM OF

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                              PGS TRUST [II] [III]



                     ---------------------------------------

                         DATED AS OF ________ ___, _____


                     ---------------------------------------





================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

                                                      ARTICLE I
                                                     DEFINITIONS

SECTION 1.01      Definitions.....................................................................................2

                                                     ARTICLE II
                                                 TRUST INDENTURE ACT

SECTION 2.01      Trust Indenture Act; Application................................................................9
SECTION 2.02      Lists of Holders of Preferred Securities........................................................9
SECTION 2.03      Reports by the Property Trustee................................................................10
SECTION 2.04      Periodic Reports to the Property Trustee.......................................................10
SECTION 2.05      Evidence of Compliance with Conditions Precedent...............................................10
SECTION 2.06      Events of Default; Waiver......................................................................11
SECTION 2.07      Disclosure of Information......................................................................12
SECTION 2.08      Provision of Information to PGS................................................................13

                                                     ARTICLE III
                                                    ORGANIZATION

SECTION 3.01      Name...........................................................................................13
SECTION 3.02      Office.........................................................................................13
SECTION 3.03      Issuance of the Securities.....................................................................13
SECTION 3.04      Purchase of Debentures.........................................................................14
SECTION 3.05      Purpose........................................................................................14
SECTION 3.06      Authority......................................................................................15
SECTION 3.07      Title to Property of the Trust.................................................................15
SECTION 3.08      Powers and Duties of the Regular Trustees......................................................15
SECTION 3.09      Prohibition of Actions by the Trust and the Trustees...........................................18
SECTION 3.10      Powers and Duties of the Property Trustee......................................................19
SECTION 3.11      Delaware Trustee...............................................................................22
SECTION 3.12      Certain Rights and Duties of the Property Trustee..............................................23
SECTION 3.13      Registration Statement and Related Matters.....................................................26
SECTION 3.14      Filing of Amendments to Certificate of Trust...................................................27
SECTION 3.15      Execution of Documents by the Regular Trustees.................................................28
SECTION 3.16      Trustees Not Responsible for Recitals or Issuance of Securities................................28
SECTION 3.17      Duration of the Trust..........................................................................28
SECTION 3.18      Mergers........................................................................................28
SECTION 3.19      Property Trustee May File Proofs of Claim......................................................30

                                                     ARTICLE IV
                                             SPONSOR AND U.S. SUBSIDIARY

SECTION 4.01      Purchase of Common Securities by the U.S. Subsidiary...........................................31
SECTION 4.02      Expenses.......................................................................................31
SECTION 4.03      Holder of the Common Securities................................................................32

                                                      ARTICLE V
                                                      TRUSTEES

SECTION 5.01      Number of Trustees; Qualifications.............................................................33
SECTION 5.02      Appointment, Removal and Resignation of the Trustees...........................................35
SECTION 5.03      Vacancies Among the Trustees...................................................................36
SECTION 5.04      Effect of Vacancies............................................................................36
SECTION 5.05      Meetings.......................................................................................37
SECTION 5.06      Delegation of Power............................................................................37
SECTION 5.07      Merger, Conversion, Consolidation or Succession to Business....................................37

                                                     ARTICLE VI
                                                    DISTRIBUTIONS

SECTION 6.01      Distributions..................................................................................38

                                                     ARTICLE VII
                                             ISSUANCE OF THE SECURITIES

SECTION 7.01      General Provisions Regarding the Securities....................................................38
SECTION 7.02      Conversion Agent...............................................................................40

                                                    ARTICLE VIII
                                              DISSOLUTION OF THE TRUST

SECTION 8.01      Dissolution of the Trust.......................................................................40

                                                     ARTICLE IX
                                                TRANSFER OF INTERESTS

SECTION 9.01      Transfer of Securities.........................................................................41
SECTION 9.02      Transfer of Certificates.......................................................................41
SECTION 9.03      Deemed Security Holders........................................................................41
SECTION 9.04      Book Entry Interests...........................................................................42
SECTION 9.05      Notices to Holders of Certificates.............................................................43
SECTION 9.06      Appointment of Successor Clearing Agency.......................................................43
SECTION 9.07      Definitive Preferred Securities Certificates...................................................43
SECTION 9.08      Mutilated, Destroyed, Lost or Stolen Certificates..............................................43

                                                      ARTICLE X
                                      LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 10.01     Exculpation....................................................................................44
SECTION 10.02     Indemnification................................................................................44
SECTION 10.03     Outside Business...............................................................................45

                                                     ARTICLE XI
                                                     ACCOUNTING

SECTION 11.01     Fiscal Year....................................................................................45
SECTION 11.02     Certain Accounting Matters.....................................................................45
SECTION 11.03     Banking........................................................................................46
SECTION 11.04     Withholding....................................................................................46

                                                     ARTICLE XII
                                               AMENDMENTS AND MEETINGS

SECTION 12.01     Amendments.....................................................................................47
SECTION 12.02     Meetings of the Holders of Securities; Action by Written Consent...............................48

                                                    ARTICLE XIII
                          REPRESENTATIONS OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE

SECTION 13.01     Representations and Warranties of the Property Trustee.........................................50
SECTION 13.02     Representations and Warranties of the Delaware Trustee.........................................51

                                                     ARTICLE XIV
                                                    MISCELLANEOUS

SECTION 14.01     Notices........................................................................................51
SECTION 14.02     Undertaking for Costs..........................................................................53
SECTION 14.03     Governing Law..................................................................................53
SECTION 14.04     Headings.......................................................................................53
SECTION 14.05     Partial Enforceability.........................................................................53
SECTION 14.06     Counterparts...................................................................................53
SECTION 14.07     Intention of the Parties.......................................................................54
SECTION 14.08     Successors and Assigns.........................................................................54
SECTION 14.09     No Recourse....................................................................................54
SECTION 14.10     Agent for Service of Process...................................................................54
SECTION 14.11     Payment Currency...............................................................................55

EXHIBIT A: CERTIFICATE OF TRUST
EXHIBIT B: TERMS OF THE PREFERRED SECURITIES
EXHIBIT C: TERMS OF THE COMMON SECURITIES

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              PGS TRUST [II] [III]

     AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") dated and effective as of ________ ___, ____ by ______________, an individual,
___________, an individual, and ___________, an individual, as Regular Trustees (the "Regular Trustees"), Chase Bank of Texas, National Association, as Property Trustee (the "Property Trustee"), and Chase Manhattan Bank Delaware, having its principal place of business in the State of Delaware, as Delaware Trustee (the "Delaware Trustee") (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), by Petroleum Geo-Services ASA, a Norwegian public limited liability company, as trust sponsor ("PGS" or the "Sponsor"), by ________, a ________ corporation and wholly owned subsidiary of PGS (the "U.S. Subsidiary"), as the initial holder of Common Securities (as hereinafter defined), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as hereinafter defined) to be issued pursuant to this Declaration.

     WHEREAS, the Sponsor and certain of the Trustees entered into a Declaration of Trust dated as of [May 6] [September 24], 1999 (the "Original Declaration") in order to establish PGS Trust [II] [III], a statutory business trust (the "Trust"), under the Business Trust Act (as hereinafter defined);

     WHEREAS, the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on [May 6] [September 24], 1999; and

     WHEREAS, the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Sections 3.03, 3.04 and 3.05 hereof, (i) issuing and selling Preferred Securities (as hereinafter defined) representing preferred undivided beneficial interests in the assets of the Trust for cash and investing the proceeds thereof in Debentures (as hereinafter defined) of PGS issued under the Indenture (as hereinafter defined) to be held as assets of the Trust and (ii) issuing and selling Common Securities (as hereinafter defined) representing common undivided beneficial interests in the assets of the Trust to the U.S. Subsidiary in exchange for cash and investing the proceeds thereof in additional Debentures issued under the Indenture to be held as assets of the Trust;

     NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all Debentures referred to in clauses (i) and (ii) of the previous paragraph purchased by the Trust will be held for the benefit of the Holders (as hereinafter defined) from time to time, of the Certificates (as hereinafter defined) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 Definitions

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.01.

          (b) A term defined anywhere in this Declaration has the same meaning throughout.

          (c) All references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time.

          (d) All references in this Declaration to Articles, Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified.

          (e) A term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires.

          (f) A reference to the singular includes the plural and vice versa.

          "Additional Amounts" has the meaning set forth in the Indenture.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.04.

          "Business Day" means any day that is not a Legal Holiday.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

          "Certificate of Trust" has the meaning set forth in the recitals above.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means the Closing Date as specified in the Underwriting Agreement, which date is also the date of execution and delivery of this Declaration.

          "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section (Sec.) of the Code refers not only to such specific section but also to any corresponding provision of any United States Federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the Securities and Exchange Commission.

          "Common Securities" has the meaning specified in Section 7.01(b).

          "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

          ["Conversion Agent" has the meaning specified in Section 7.02.]

          "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or of any of its Affiliates, (ii) any officer, director, shareholder, employee, representative or agent of PGS or of any of its Affiliates and (iii) the Holders from time to time of the Securities.

          "Creditor" has the meaning specified in Section 4.02(c).

          "Debenture Trustee" means Chase Bank of Texas, National Association, a national banking association, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

          "Debentures" means the series of [convertible] unsecured junior subordinated debentures issued by PGS under the Indenture to the Property Trustee and entitled the "____% [Convertible] Junior Subordinated Debentures due _______________."

          "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.04.

          "Delaware Trustee" has the meaning set forth in Section 5.01(a)(iii).

          "Depositary Agreement" means the agreement among the Trust, the Property Trustee and DTC dated as of the Closing Date, as the same may be amended or supplemented from time to time.

          "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

          "Dollar" has the meaning set forth in the Indenture.

          "DTC" means The Depository Trust Company, the initial Clearing Agency.

          "Event of Default" in respect of the Securities means that an Indenture Event of Default has occurred and is continuing with respect to the Debentures.

          "Exchange" has the meaning specified in Section 3.13.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          "Fiscal Year" has the meaning specified in Section 11.01.

          "Foreign Person" means any Person that is not a United States Person.

          "Global Certificate" has the meaning set forth in Section 9.04.

          "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Holder Direct Action" has the meaning specified in Section 3.10(e).

          "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any Conversion Agent, any Paying Agent, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, Conversion Agent or Paying Agent, or any employee or agent of the Trust or of any of its Affiliates.

          "Indenture" means the Indenture dated as of June 22, 1999 between PGS and the Debenture Trustee, as supplemented by the _______ Supplemental Indenture thereto dated as of ____________, ____, pursuant to which the Debentures are to be issued to the Property Trustee.

          "Indenture Event of Default" means that an event or condition defined as an "Event of Default" with respect to the Debentures under Section 6.01(a) of the Indenture has occurred and is continuing.

          "Investment Company" means an "investment company" as defined in the Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          "Legal Action" has the meaning specified in Section 3.08(g).

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, New York or Houston, Texas are authorized or obligated by law, regulation or executive order to remain closed.

          "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

          "List of Holders" has the meaning specified in Section 2.02(a).

          "Majority of Outstanding" Securities means, except as provided in the penultimate paragraph of Section [6](b) of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities representing more than 50% of the outstanding Securities of such class.

          "1933 Act Registration Statement" has the meaning specified in Section 3.13.

          "1934 Act Registration Statement" has the meaning specified in Section 3.13.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the chief financial officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the

Sponsor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 2.04 shall be the principal executive, financial or accounting officer of the Sponsor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (i) a statement that the person making such certificate has read such covenant or condition;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

          (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of counsel that (i) may be counsel for the Trust, the Property Trustee or the Sponsor, (ii) unless otherwise provided, may be an employee of the Sponsor but shall not be an employee of the Trust or the Property Trustee, and (iii) shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel pertaining to U.S. Federal income tax matters may rely, inter alia, on published rulings or other official pronouncements of the U.S. Internal Revenue Service.

          ["Option Closing Date" means the [Option Closing Date] as specified in the Underwriting Agreement.]

          "Original Declaration" has the meaning set forth in the recitals above.

          "Paying Agent" has the meaning specified in Section 3.10(i).

          "Payment Amount" has the meaning specified in Section 6.01.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

          "PGS" or "Sponsor" means Petroleum Geo-Services ASA, a Norwegian public limited liability company, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination.

          "Preferred Securities" has the meaning specified in Section 7.01(b).

          "Preferred Securities Guarantee" means the Guarantee Agreement dated as of __________, ____ of PGS and Chase Bank of Texas, National Association, as initial guarantee trustee thereunder, in respect of the Preferred Securities.

          "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex I to Exhibit B.

          "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.01(c) and having the duties set forth for the Property Trustee herein.

          "Property Account" has the meaning specified in Section 3.10(c)(i).

          "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

          "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

          "Resignation Request" has the meaning specified in Section 5.02(c).

          "Responsible Officer" means, when used with respect to the Property Trustee, any officer within the corporate trust department of the Property Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Property Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and, in either case, who shall have direct responsibility for the administration of this Declaration.

          "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

          "Securities" means the Common Securities and the Preferred Securities.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

          ["Shares" means the ordinary shares, nominal value NOK 5 per share, of PGS or any other class of stock, other securities, cash or other assets into which the Debentures are then convertible.]

          "Special Event" has the meaning set forth in the terms of the Securities as set forth in Section 4 of Exhibits B and C hereto.

          "Sponsor" or "PGS" means Petroleum Geo-Services ASA, a Norwegian public limited liability company, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination.

          "Successor Delaware Trustee" has the meaning specified in Section 5.02(a)(ii).

          "Successor Entity" has the meaning specified in Section 3.18(b)(i).

          "Successor Property Trustee" has the meaning specified in Section 5.02(a)(i).

          "Successor Securities" has the meaning specified in Section 3.18(b)(i)(B).

          "Super Majority" has the meaning specified in Section 2.06(a)(ii).

          "Supplemental Indenture" means the _____ Supplemental Indenture dated as of ________, ____ between PGS and the Debenture Trustee, pursuant to which the Debentures are to be issued to the Property Trustee.

          "10% of Outstanding" Securities means, except as provided in the penultimate paragraph of Section [6](b) of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities representing 10% or more of the outstanding Securities of such class.

          "Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust" has the meaning set forth in the recitals above.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

          "Underwriting Agreement" means the Underwriting Agreement dated as of __________, ____ among the Trust, the Sponsor and _______ and _________, as
[representatives of the several] underwriters [named therein].

          "United States Person" means a United States person for United States Federal income tax purposes.

          "U.S. Subsidiary" has the meaning set forth in the preamble above.

                                   ARTICLE II
                              TRUST INDENTURE ACT

     SECTION 2.01 Trust Indenture Act; Application

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (c) The Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.02 Lists of Holders of Preferred Securities

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (unless the Property Trustee is the registrar for the Securities) (i) on each regular record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that in each case neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust Indenture Act.

     SECTION 2.03 Reports by the Property Trustee

          Within 60 days after May 15 of each year, commencing May 15, ____, the Property Trustee shall deliver to the Holders of the Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Sponsor, with each stock exchange or quotation system upon which any Preferred Securities are listed or traded (if so listed or traded) and also with the Commission. The Regular Trustees agree to notify the Property Trustee and the Sponsor when any Preferred Securities become listed on any stock exchange or quotation system and of any delisting thereof.

     SECTION 2.04 Periodic Reports to the Property Trustee

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information (if any) as required by Section 314(a)(1)-(3) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year). Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates or on certificates provided pursuant to this Section 2.04).

     SECTION 2.05 Evidence of Compliance with Conditions Precedent

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture

Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c) may be given in the form of an Officers' Certificate.

     SECTION 2.06 Events of Default; Waiver

          (a) The Holders of a Majority of Outstanding Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences; provided that, if the underlying Event of Default under the
Indenture:

               (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

               (ii) requires the consent or vote of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

          The foregoing provisions of this Section 2.06(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority of Outstanding Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences; provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided above in Section 2.06(a) or below in this Section 2.06(b), the Event of Default under this Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided above in Section 2.06(a) or below in this Section 2.06(b), the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, further, that the Holders of Common Securities will be deemed to have waived any such Event of Default and all Events of Defaults with respect to the Common Securities and their consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.06(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     SECTION 2.07 Disclosure of Information

          The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

     SECTION 2.08 Provision of Information to PGS

          The Regular Trustees shall provide PGS with such documents, reports and other information with respect to the Trust and the Holders as are necessary to permit PGS to comply with its obligations under this Article II, Article II of the Preferred Securities Guarantee and Sections 312 and 314 of the Trust Indenture Act.

                                   ARTICLE III
                                  ORGANIZATION

     SECTION 3.01 Name

          The Trust continued by this Declaration is named "PGS Trust [II] [III]" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.02 Office

          The address of the principal office of the Trust is 16010 Barker's Point Lane, Suite 600, Houston, Texas 77079. Upon ten days' written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office.

     SECTION 3.03 Issuance of the Securities

          On __________, ____ the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Underwriting Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, in accordance with Section 7.01 and on behalf of the Trust, shall execute and deliver (i) one or more Global Certificates, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04 for the benefit of the underwriters named in the Underwriting Agreement, in an aggregate amount of ___________ Preferred Securities having an aggregate liquidation amount of $__________, against receipt of the aggregate purchase price of such Preferred Securities of $___________, and (ii) to the U.S. Subsidiary, one or more Common Securities Certificates, registered in the name of the U.S. Subsidiary, in an aggregate amount of ________ Common Securities having an aggregate liquidation amount of $____________, against receipt of the aggregate purchase price of such Common Securities of $___________. [In the event and to the extent the over-allotment option granted by the Trust and the Sponsor pursuant to the Underwriting Agreement is exercised by such underwriters, on the Option Closing Date, the Regular Trustees, in accordance with Section 7.01 and on behalf of the Trust, shall execute and deliver (i) one or more Global Certificates, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04 for the benefit of the underwriters named in the Underwriting Agreement, in an aggregate amount of up to _________ Preferred Securities having an aggregate liquidation amount of up to $_________, against receipt of the aggregate purchase price of such Preferred Securities of up to $_________, and (ii) to the U.S. Subsidiary, one or more Common Securities Certificates, registered in the name of the U.S. Subsidiary, in an aggregate amount of up to _________ Common Securities having an aggregate liquidation amount of up to $_________, against receipt of the aggregate purchase price of such Common Securities of up to $_________.]

     SECTION 3.04 Purchase of Debentures

          On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.03, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to $___________, and, in satisfaction of the purchase price for such Debentures, the Regular Trustees, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of $___________. [In the event the over-allotment option granted by the Trust and the Sponsor with respect to the Preferred Securities pursuant to the Underwriting Agreement is exercised by the underwriters named therein, on the Option Closing Date, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.03, at a purchase price of 100% of the principal amount thereof, additional Debentures, registered in the name of the Property Trustee and having an aggregate principal amount of up to $________, and, in satisfaction of the purchase price for such Debentures, the Regular Trustees, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor an amount equal to the aggregate principal amount of the Debentures being purchased.]

     SECTION 3.05 Purpose

          The exclusive purposes and functions of the Trust are: (a)(i) to issue and sell Preferred Securities for cash and use the proceeds of such sales to purchase from PGS Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so issued and sold; (ii) to enter into such agreements and arrangements as may be necessary in connection with the sale of Preferred Securities to the initial purchasers thereof (including the Underwriting Agreement) and to take all action, and exercise such discretion, as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and with the issuance of the Preferred Securities; and
(iii) to issue and sell Common Securities to the U.S. Subsidiary for cash and use the proceeds of such sale to purchase from PGS Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so issued and sold; and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto, including such other activities specifically authorized in this Declaration. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust that is not a foreign trust.

     SECTION 3.06 Authority

          Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.07 Title to Property of the Trust

          Except as provided in Section 3.10 with respect to the Debentures and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have undivided beneficial interests in the assets of the Trust.

     SECTION 3.08 Powers and Duties of the Regular Trustees

          Each Regular Trustee shall be a United States Person. The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

          (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to [(x)] a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date [and
     (y) any subsequent issuance of both Preferred Securities and Common Securities on the Option Closing Date pursuant to an exercise of the over-allotment option granted to the underwriters in the Underwriting Agreement];

          (b) in connection with the issuance of the Preferred Securities, to effect or cause to be effected the filings, and to execute or cause to be executed, the documents, set forth in

     Section 3.13 and to execute, deliver and perform the Depositary Agreement on behalf of the Trust;

          (c) to acquire as trust assets Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to all of the Debentures to be vested in, and the Debentures to be held of record in the name of, the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

          (d) if and to the extent that the Sponsor on behalf of the Trust has not already done so, to cause the Trust to enter into the Underwriting Agreement and/or such other agreements and arrangements as may be necessary or desirable in connection with the sale of the Preferred Securities to the initial purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

          (e) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

          (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.10, the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services, provided that any Person so employed or engaged is a United States Person;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate to the Property Trustee required by
     Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

          (m) to take all actions and perform such duties as may be required of the Regular Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto;

          (n) to take all actions which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

          (o) to take all actions, not inconsistent with this Declaration, the Certificate of Trust or applicable law, which the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes of the Trust and the activities of the Trust as set out in this Section 3.08, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States Federal income tax purposes as a grantor trust that is not a foreign trust; and

               (iii) cooperating with the Sponsor to ensure that the Debentures will be treated as indebtedness of the Sponsor for United States Federal income and Norwegian tax purposes;

          (p) to take all actions necessary to cause all applicable tax returns and tax information reports and forms that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust, and to comply with any applicable requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States Federal income or Norwegian tax purposes;

          (q) subject to the requirements of Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) and Section 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Property Trustee; and

          (r) to execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

The Regular Trustees must exercise the powers set forth in this Section 3.08 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05, and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

          Subject to this Section 3.08, the Regular Trustees shall have none of the powers or any of the authority of the Property Trustee set forth in Section 3.10.

          The Regular Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

          Any expenses incurred by the Regular Trustees pursuant to this Section
3.08 shall be reimbursed by the Sponsor.

     SECTION 3.09 Prohibition of Actions by the Trust and the Trustees

          The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than in connection with the purposes of the Trust or other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not cause the Trust to:

          (a) invest any proceeds received by the Trust as a result of holding the Debentures, but the Trust shall promptly distribute from the Property Account all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (b) acquire any assets other than as expressly provided herein;

          (c) possess Trust property for other than a Trust purpose;

          (d) make any loans, other than loans represented by the Debentures;

          (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever, except as otherwise expressly provided herein;

          (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

          (g) incur any indebtedness for borrowed money;

          (h) (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures, without, in each case, obtaining the prior approval of the Holders of a Majority of Outstanding Securities;

          (i) revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities except by subsequent vote of such Holders;

          (j) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (j) the Property Trustee shall have received an Opinion of Counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than a remote risk that for United States Federal income tax purposes the Trust will not be classified as a grantor trust that is not a foreign trust;

          (k) take or consent to any action that would result in the placement of a lien, pledge, charge, mortgage or other encumbrance on any of the Trust property;

          (l) vary the investment of certificate holders of the Trust (within the meaning of Treasury Regulation Section 301.7701-4(c)); or

          (m) after the date hereof, enter into any contract or agreement (other than any depositary agreement or any agreement with any securities exchange or automated quotation system) that does not expressly provide that the Holders of Preferred Securities, in their capacities as such, have limited liability (in accordance with the provisions of the Business Trust Act) for the liabilities and obligations of the Trust, which express provision shall be in substantially the following form:

          The Holders of the Preferred Securities, in their capacities as such, shall not be personally liable for any liabilities or obligations of the Trust arising out of this Agreement, and the parties hereto hereby agree that the Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 3.10 Powers and Duties of the Property Trustee

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article V. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

          (c) The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, on the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and, without any further acts of the Property Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities from the Property Account in accordance with Section 6.01. Funds in the Property Account shall be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution whose long term unsecured indebtedness is rated by a "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least investment grade;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

               (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly pursuant to terms of the Securities the distribution of Debentures to Holders of Securities upon the election of the Holder of Common Securities to distribute the Debentures to Holders of Securities and dissolve the Trust;

               (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee, subject to Section 3.10(e), shall for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration, the Business Trust Act and the Trust Indenture Act; and

               (v) be a United States Person.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

          (e) If an Event of Default has occurred and is continuing, then the Holders of a Majority of Outstanding Preferred Securities will have, subject to
Section 3.12(c)(iv), the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures. If the Property Trustee fails to enforce its rights under the Debentures, a Holder of Preferred Securities may, to the fullest extent permitted by law, after a period of 30 days has elapsed since such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person; provided that, if an Event of Default has occurred and is continuing and such event is attributed to the failure of the Sponsor to pay principal of, any premium or interest on or any Additional Amounts with respect to the Debentures on the date such amounts are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of such amounts on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Holder Direct Action") on or after the respective due date specified in the Debentures. In connection with such Holder Direct Action, the Sponsor will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holders of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

          (f) All moneys deposited in the Property Account and all Debentures held by the Property Trustee for the benefit of the Holders of the Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of the Property Trustee or its agents or their creditors.

          (g) The Property Trustee shall, within 90 days after the occurrence of a default with respect to the Securities actually known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the holders of the Securities, as their names and addresses appear upon the register, notice of such default with respect to the Securities known to the Property Trustee, unless such default shall have been cured before the giving of such notice (the term "default" for the purposes of this Section 3.10(g) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided in the Indenture and irrespective of the giving of any notice provided therein); provided that, except in the case of default in the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible

Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. The Property Trustee shall not be deemed to have knowledge of any default, except
(i) a default in the payment of principal, premium or interest on the Debentures or (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice of such default.

          (h) The Property Trustee shall continue to serve as a Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Article V.

          (i) The Property Trustee shall act as paying agent in respect of the Common Securities and, if the Preferred Securities are not in book entry only form, the Preferred Securities and, subject to Section 3.08(q), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, Additional Amounts, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities. Any such Paying Agent shall comply with
Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to Section 3.08(q).

          (j) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from PGS of its election to defer payments of interest on or any Additional Amounts with respect to the Debentures by extending the interest payment period with respect thereto.

          (k) Subject to this Section 3.10, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in Section 3.08.

          (l) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 3.10 and Section 3.12 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

     SECTION 3.11 Delaware Trustee

          (a) Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration.

The Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act and shall be a United States Person.

          (b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust, (i) any agreements or instruments executed and delivered by Chase Manhattan Bank Delaware are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Declaration in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Manhattan Bank Delaware in its individual capacity but is made and intended for the purpose of binding only the Trust, and
(iii) under no circumstances shall Chase Manhattan Bank Delaware in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Declaration, except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

     SECTION 3.12 Certain Rights and Duties of the Property Trustee

          (a) The Property Trustee, before the occurrence of an Event of Default and after the curing or waving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                    (B) in the absence of bad faith on the part of the Property
               Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof or the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration or the Trust Indenture Act, as the case may be;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

          (c) Subject to the provisions of Section 3.12(a) and (b):

               (i) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (ii) the Property Trustee (A) may consult with counsel selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (iii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided that any such action (other than any ministerial action) executed or performed by such an agent or attorney is executed or performed by an agent or attorney that is a United States Person, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

               (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have offered to the Property Trustee security and indemnity satisfactory to the Property Trustee against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

               (v) any action taken by the Property Trustee or its agents hereunder shall bind the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action; and

               (vi) whenever in the administration of this Declaration the Property Trustee shall deem it necessary or desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee may request instructions from the Holders of the Securities, which instructions shall be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action.

          (d) The Property Trustee, in its individual or any other capacity, may become the owner or pledgee of Preferred Securities and may otherwise deal with the Sponsor with the same rights it would have if it were not the Property Trustee.

          (e) Except as required by Section 3.10(c) hereof, all moneys received by the Property Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Property Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing to pay thereon.

          (f) The Sponsor covenants and agrees to pay to the Property Trustee from time to time, and the Property Trustee shall be entitled to, such compensation as the Regular Trustees and the Property Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a Property Trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Property Trustee, and the Sponsor will pay or reimburse the Property Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee in accordance with any of the provisions of this Declaration (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Sponsor also covenants to indemnify each of the Property Trustee or any predecessor Property Trustee and their officers, agents, directors and employees for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based upon, measured by or determined by the income, profit, franchise or doing business of the Property Trustee) incurred without negligence or bad faith on the part of the Property Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Sponsor, any Holder or any other Person) of liability in the premises. The provisions of this subpart (f) of this Section 3.12 shall survive the termination of this Declaration and resignation or removal of the Property Trustee.

          (g) Whether or not expressly stated, every provision of this Declaration pertaining to the Property Trustee shall be subject to this Section 3.12.

     SECTION 3.13 Registration Statement and Related Matters

          In accordance with the Original Declaration, PGS, as the sponsor of the Trust, was authorized (a) to prepare and file with the Commission and execute, in each case on behalf of the Trust, (i) a Registration Statement on Form F-3 (Registration Nos. 333-_______, 333-_______-01 and 333-________-02)
(the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of the Preferred Securities and certain other securities of the Sponsor and (ii) if the Sponsor deemed it desirable, a Registration Statement on Form 8-A (the "1934 Act Registration Statement"), including all pre-effective and post-effective amendments thereto, relating to the registration of the Preferred Securities under Section 12 of the Exchange Act; (b) if the Sponsor deemed it desirable, to prepare and file with New York Stock Exchange, Inc. or any other automated quotation system, exchange or over-the-counter market (collectively, the "Exchanges") and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any Exchange; (c) to prepare and file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as the Sponsor, on behalf of the Trust, deemed necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as the Sponsor, on behalf of the Trust, deemed necessary or desirable; (d) to negotiate the terms of and execute on behalf of the Trust the Underwriting Agreement; and (e) to execute and deliver on behalf of the Trust letters or documents to, or instruments for filing with, the Clearing Agency relating to the Preferred Securities. In the event that any filing referred to in clauses (a)-(c) above is required by the rules and regulations of the Commission, any Exchange, the National Association of Securities Dealers, Inc. or state securities or blue sky laws, to be executed on behalf of the Trust by the Regular Trustees, the Regular Trustees, in their capacities as Trustee of the Trust, are hereby authorized to join in any such filing and to execute on behalf of the Trust any and all of the foregoing. In connection with all of the foregoing, each Regular Trustee, solely in its capacity as Trustee of the Trust, has constituted and appointed, and hereby confirms the appointment of, ___________, ___________ and ___________, and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for such Trustee or in such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Notwithstanding anything in this Section 3.13 to the contrary, neither PGS, any Foreign Person nor any attorney-in-fact or agent of PGS or any other Foreign Person (acting in its capacity as attorney-in-fact or agent of PGS or any other Foreign Person) shall be authorized to take or perform any action on behalf of the Trust pursuant to this Section 3.13 at any time on or after the Closing Date.

     SECTION 3.14 Filing of Amendments to Certificate of Trust

          The Certificate of Trust as filed with the Secretary of State of the State of Delaware on [May 6] [September 24], 1999 is attached hereto as Exhibit
A. On or after the date of execution of this Declaration, the Regular Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments, if any, to the Certificate of Trust as the Regular Trustees shall deem necessary or desirable.

     SECTION 3.15 Execution of Documents by the Regular Trustees

          Except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise and except as provided in Sections 7.01(c) and 9.08, any Regular Trustee, or if there is only one, such Regular Trustee is authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

     SECTION 3.16 Trustees Not Responsible for Recitals or Issuance of
Securities

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.17 Duration of the Trust

          The Trust, absent dissolution pursuant to the provisions of Article VIII hereof, shall continue without dissolution until ___________, ____.

     SECTION 3.18 Mergers

          (a) The Trust may not merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in
Section 3.18(b) and (c) of this Declaration.

          (b) The Trust may, at the request of a Majority of Outstanding Common Securities, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State of the United States; provided that:

               (i) such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust
               under the Securities and this Declaration; or

                    (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) a Majority of Outstanding Common Securities, by vote, expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

               (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization in which the Preferred Securities are then listed or quoted, if any;

               (iv) if the Preferred Securities (including any Successor Securities) are rated (including any public information rating) by any nationally recognized statistical rating organization prior to such transaction, such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities), or if the Debentures are so rated, the Debentures, to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

               (vi) such Successor Entity has purposes substantially identical to those of the Trust;

               (vii) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease would not cause any of the following:

                    (A) the rights, preferences and privileges of the Holders
               (including the holders of any Successor Securities) to be adversely affected in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (B) the Trust (or the Successor Entity) to be required to
               register as an Investment Company under the Investment Company Act; or

                    (C) the Trust (or the Successor Entity) to be classified as other than a grantor trust that is not a foreign trust for United States Federal income tax purposes;

               and the Sponsor and the Regular Trustees shall have received an Opinion of Counsel, who shall not be an employee of the Sponsor and who shall be experienced in such matters, to that effect;

                    (viii) prior to such merger, conversion, consolidation,
               amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an Officers' Certificate that such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (ix) the U.S. Subsidiary or any permitted transferee owns
               all of the common securities of such Successor Entity, and the Sponsor or any permitted successor or assignee under the Preferred Securities Guarantee guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

                    (x) there shall have been furnished to the Property Trustee an Officers' Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

               (c) Notwithstanding Section 3.18(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, convert into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, conversion, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust that is not a foreign trust for United States Federal income tax purposes.

     SECTION 3.19 Property Trustee May File Proofs of Claim

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

          Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                   ARTICLE IV
                           SPONSOR AND U.S. SUBSIDIARY

     SECTION 4.01 Purchase of Common Securities by the U.S. Subsidiary

          On the Closing Date, the U.S. Subsidiary will purchase all of the Common Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase to be in an amount equal to at least 3% of the total capital of the Trust. [In the event the over-allotment option granted by the Trust and the Sponsor with respect to the Preferred Securities pursuant to the Underwriting Agreement is exercised by the underwriters named therein, on the Option Closing Date, the U.S. Subsidiary will purchase all of the Common Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase to be in an amount equal to at least 3% of the total additional capital of the Trust.]

     SECTION 4.02 Expenses

          (a) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor, shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all current and future costs and expenses of the Trust

(including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities to initial purchasers thereof (including any commissions payable to such purchasers), the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article X), the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition and disposition of Trust assets).

          (b) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor, shall pay any and all taxes (other than United States or Norwegian withholding taxes attributable to the Trust or its assets) of the Trust and all liabilities, costs and expenses of the Trust with respect to such taxes.

          (c) The Sponsor's obligations under this Section 4.02 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.02 directly against the Sponsor, and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor.

          (d) The Sponsor shall be subrogated to all (if any) rights of the Trust in respect of any amounts paid to any Creditor by the Sponsor under this
Section 4.02.

     SECTION 4.03 Holder of the Common Securities

          Each Holder of the Common Securities shall at all times hold the Common Securities in its individual capacity on its own behalf and shall not, in its capacity as Holder of the Common Securities, be under (or subject to) the control or direction of the Sponsor or any other Foreign Person (pursuant to a contractual arrangement or otherwise), other than by virtue of the Sponsor's or any other Foreign Person's direct or indirect stock ownership, if any, of the Holder of the Common Securities. Notwithstanding anything in this Declaration to the contrary, each Holder of the Common Securities shall at all times be a United States Person and shall be authorized to give any direction hereunder with respect to the Trust as shall be necessary for the Trust not to be considered a foreign trust for United States Federal income tax purposes.

                                   ARTICLE V
                                    TRUSTEES

     SECTION 5.01 Number of Trustees; Qualifications

          (a) The number of Trustees initially shall be five (5). Subject to
Section 5.02(a), at any time and without cause (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace, the Trustees, and (ii) after the issuance of the Securities the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority of Outstanding Common Securities voting as a class; provided that in any case:

               (i) the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which case the number of Trustees shall be at least four
          (4);

               (ii) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application;

               (iii) there shall at all times be a Property Trustee hereunder which shall satisfy the requirements of Section 5.01(c);

               (iv) each Trustee shall be a United States Person; and

               (v) each Trustee, including any employee, agent, manager, contractor, advisor, consultant and attorney employed or otherwise engaged by, or any other delegee of, any Trustee, shall at all times act as Trustee in its individual capacity on its own behalf and will not at any time, in its capacity as Trustee, be under (or subject to) the control or direction of PGS or any other Foreign Person (pursuant to a contractual arrangement or otherwise).

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

          (b) The initial Regular Trustees shall be:

              --------------------------------------

              --------------------------------------

              --------------------------------------
              16010 Barker's Point Lane, Suite 600
              Houston, Texas  77079

          (c) There shall at all times be one Trustee which shall act as the Property Trustee. In order to act as the Property Trustee hereunder, such Trustee shall:

               (i) not be an Affiliate of the Sponsor;

               (ii) be a corporation or national banking association that is a United States Person organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation, national banking association or Person that is a United States Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
          Section 5.01(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

               (iii) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property Trustee shall possess those qualifications.

          If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.02(c). If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. The Preferred Securities Guarantee and the Indenture shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          The initial Trustee which shall serve as the Property Trustee is Chase Bank of Texas, National Association, whose address is as set forth in Section 14.01(b).

          (d) The initial Trustee which shall serve as the Delaware Trustee is Chase Manhattan Bank Delaware, whose address is as set forth in Section 14.01(c).

          (e) Any action taken by the Holders of Common Securities pursuant to this Article V shall be taken at a meeting of the Holders of Common Securities convened for such purpose or by written consent as provided in Section 12.02.

          (f) No amendment may be made to this Section 5.01 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

     SECTION 5.02 Appointment, Removal and Resignation of the Trustees

          (a) (i) The Trustee that acts as the Property Trustee shall not be removed in accordance with Section 5.01(a) until a successor Trustee possessing the qualifications to act as the Property Trustee under Section 5.01(c) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the Property Trustee being removed; and

          (ii) the Trustee that acts as the Delaware Trustee shall not be removed in accordance with Section 5.01(a) until a successor Trustee possessing the qualifications to act as the Delaware Trustee under Section 5.01(a)(iii) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

          (b) A Trustee appointed to office shall hold such office until his successor shall have been appointed or until his death, removal or resignation.

          (c) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

                    (A) a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor

               Property Trustee and delivered to the Regular Trustees, the Sponsor and the resigning Property Trustee; or

                    (B) if the Trust is excluded from the definition of an
               Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the resigning Delaware Trustee.

          (d) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in Section 5.01 and this Section 5.02 within 60 days after delivery of a notice of removal or a Resignation Request, the Property Trustee or Delaware Trustee being removed or resigning, as the case may be, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as the case may be. Such court may thereupon after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (e) No amendment may be made to this Section 5.02 which would change any rights with respect to the appointment or removal of Trustees, except with the consent of each Holder of Common Securities.

     SECTION 5.03 Vacancies Among the Trustees

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01 or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this
Article V.

     SECTION 5.04 Effect of Vacancies

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article V, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.05 Meetings

          Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meeting of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless otherwise provided in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting and without prior notice by the unanimous written consent of the Regular Trustees.

     SECTION 5.06 Delegation of Power

          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a United States Person his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation, the filings referred to in Section 3.13).

          (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Regular Trustees or otherwise, as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth in this Declaration.

     SECTION 5.07 Merger, Conversion, Consolidation or Succession to Business

          Any Person into which the Property Trustee or the Delaware Trustee or any Regular Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee or the Regular Trustees, as the case may be, shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Property Trustee or the Delaware Trustee or any Regular Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee or that Regular Trustee, as the case may be, hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

     SECTION 6.01 Distributions

          Holders shall receive periodic distributions, redemption payments, liquidation distributions and any other payments in accordance with the applicable terms of the relevant Holder's Securities as set forth in Exhibits B and C hereto ("Distributions"). If and to the extent that PGS makes a payment of principal of, any premium or interest on or any Additional Amounts with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, promptly to make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. The record dates and payment dates for Distributions shall be the same as the record dates and payment dates for the Debentures held by the Property Trustee.

                                   ARTICLE VII
                           ISSUANCE OF THE SECURITIES

     SECTION 7.01 General Provisions Regarding the Securities

          (a) The Regular Trustees shall issue the Securities on behalf of the Trusts in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with Section 7.01(b) and for the consideration specified in Section 3.03.

          (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing preferred undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") hereto, which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing common undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") hereto, which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

          (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees, although at the date of the execution and delivery of this Declaration any such person was not a Regular Trustee. Certificates shall be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which Securities may be listed or traded, or with any rule or regulation of the Clearing Agency, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees (or, if there are more than two Regular Trustees, by any two of the Regular Trustees) on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Preferred Security Certificate, whether in temporary or definitive form, shall be countersigned upon receipt of a written order of the Trust signed by one Regular Trustee, by the manual signature of an authorized signatory of the Person acting as registrar and transfer agent for the Preferred Securities, which shall initially be the Property Trustee.

          (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

          (g) Upon issuance of the Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to PGS the $10 constituting initial trust assets as set forth in the Original Declaration.

     [SECTION 7.02 Conversion Agent

          The Trust shall maintain an office or agency where Preferred Securities may be presented for conversion pursuant to the terms thereof set forth in Exhibit B hereto ("Conversion Agent"). The Trust may appoint the Conversion Agent and may appoint one or more additional Conversion Agents in such other locations as it may determine. The term "Conversion Agent" includes any additional Conversion Agent. The Trust may change any Conversion Agent without prior notice to any Holders. If the Trust fails to appoint or maintain another entity as Conversion Agent, the Property Trustee will act as such. The Trust or any of its Affiliates may act as Conversion Agent. The Conversion Agent shall be entitled to the rights and protections extended to the Property Trustee when acting in such capacity.

          The Property Trustee is hereby initially appointed as the Conversion Agent for the Preferred Securities.]

                                  ARTICLE VIII
                            DISSOLUTION OF THE TRUST

     SECTION 8.01 Dissolution of the Trust

          The Trust shall dissolve:

          (a) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of the Securities in accordance with the terms of the Securities; or

          (b) when all of the Debentures shall have been distributed to the Holders of the Securities in exchange for all of the Securities in accordance with the terms of the Securities; or

          (c) upon the expiration of the term of the Trust as set forth in
Section 3.17; or

          (d) upon a decree of judicial dissolution; or

          (e) upon the occurrence of an Indenture Event of Default set forth in
Section 6.01(4) or (5) of the Indenture with respect to PGS or the Holder of the Common Securities [; or

          (f) upon the distribution of Shares to all Holders upon conversion of all outstanding Securities].

          Upon dissolution and the completion of the winding up of the affairs of the Trust, the Trust and this Declaration shall terminate when a certificate of cancellation is filed by the Regular Trustees with the Secretary of State of the State of Delaware. The Regular Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.01.

          The provisions of Sections 3.12 and 4.02 and Article X shall survive the dissolution and termination of the Trust and this Declaration.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

     SECTION 9.01 Transfer of Securities

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

          (c) The Holder of the Common Securities may not transfer the Common Securities except to the Sponsor or an Affiliate thereof in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws); provided, however, that each Holder of the Common Securities shall at all times be a United States Person. Upon any such transfer, such Holder shall deliver to the Trustees a certificate or affidavit executed by or on behalf of such Holder that the transfer is in compliance with this Section 9.01(c). To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in this Section 9.01(c) shall be null and void.

     SECTION 9.02 Transfer of Certificates

          The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees and the transfer agent and registrar may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees and the transfer agent and registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled or caused to be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 9.03 Deemed Security Holders

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

     SECTION 9.04 Book Entry Interests

          Unless otherwise specified in the terms of the Preferred Securities, the Preferred Security Certificates, on original issuance [(including Preferred Securities, if any, issued on the Option Closing Date pursuant to the exercise of the over-allotment option set forth in the Underwriting Agreement)], will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.07. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.07:

          (a) the provisions of this Section 9.04 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and, except as set forth herein in
     Section 9.07 or in Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) with respect to the Property Trustee, shall have no obligation to the Preferred Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this
     Section 9.04 shall control; and

          (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants; provided that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as definitive Preferred Security

     Certificates have not been issued (pursuant to Section 9.07 hereof), the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

     SECTION 9.05 Notices to Holders of Certificates

          Whenever a notice or other communication to the Holders is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued pursuant to Section 9.07, the relevant Trustees shall give all such notices and communications, specified herein to be given to Holders of Preferred Securities, to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall have no notice obligations to the Preferred Security Beneficial Owners.

     SECTION 9.06 Appointment of Successor Clearing Agency

          If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

     SECTION 9.07 Definitive Preferred Securities Certificates

          If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.06, (ii) an Event of Default has occurred with respect to the Preferred Securities and is continuing and the Property Trustee has received a request from the Clearing Agency to issue Definitive Preferred Security Certificates in lieu of all or a portion of the Global Certificates (in which case the Regular Trustees shall deliver such Definitive Preferred Security Certificates within 30 days of such request) or (iii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then (x) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and
(y) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Upon such event, the Regular Trustees shall give notice thereof to the Debenture Trustee. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions.

     SECTION 9.08 Mutilated, Destroyed, Lost or Stolen Certificates

          If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them and the Trust harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees) on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 9.08 shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                    LIMITATION OF LIABILITY; INDEMNIFICATION

     SECTION 10.01 Exculpation

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.02 Indemnification

          (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

          (b) The provisions of this Section 10.02 shall survive the termination of this Declaration or the resignation or removal of any Trustee.

     SECTION 10.03 Outside Business

          The Sponsor and any Trustee (in the case of the Property Trustee, subject to Section 5.01(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Sponsor nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor or may act as depository or trustee for, or, except as provided in Section 5.01(a)(vi), agent in connection with, or act on any committee or body of holders of, securities or other obligations of the Sponsor or any of its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

     SECTION 11.01 Fiscal Year

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.02 Certain Accounting Matters

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes.

          (b) If required by applicable law, the Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles; provided that if the Trust is required to comply with the periodic reporting requirements of Section 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by the Sponsor).

          (c) The Regular Trustees shall cause to be duly prepared and mailed to each Holder of Securities any United States Federal income tax information statement or form required by the Code or the Treasury Regulations, containing such information with regard to the Securities held by each Holder as is required by the Code or the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements or forms within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be properly prepared and filed on a timely basis with the appropriate taxing authority any United States Federal income tax return or form as is required by the Code or the Treasury Regulations, and any other tax returns or forms required to be filed by or on behalf of the Trust with any state, local or other taxing authority.

     SECTION 11.03 Banking

          The Trust shall maintain one or more non-interest bearing bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Account.

     SECTION 11.04 Withholding

          The Trust and the Trustees shall comply with all withholding requirements under applicable law. The Regular Trustees shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an available exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Regular Trustees to assist them in determining the extent of, and in fulfilling, the Trust's withholding obligations. The Regular Trustee on behalf of the Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the Regular Trustees shall so notify the Property Trustee and shall provide such information as is reasonably requested by the Property Trustee to enable the Property Trustee to effect such withholding, and the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from a Distribution to a Holder, the Trust may reduce subsequent Distributions to such Holder (or its successor) by the amount of such underwithholding. Except as otherwise provided pursuant to the terms of the Securities as set forth in Exhibits B and C hereto, no additional amounts shall be paid to a Holder to compensate the Holder for any required withholding. To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless the Property Trustee from and against any loss, damage or claim incurred by the Property Trustee with respect to any withholding requirements of Norwegian law, except that the Property Trustee shall not be entitled to be indemnified in respect of any loss, damage or claim incurred by the Property Trustee if the Regular Trustees shall have notified the Property Trustee in writing of any such withholding requirement and shall have provided to the Property Trustee sufficient information to enable the Property Trustee to effect such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

     SECTION 12.01 Amendments

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment or modification to this Declaration shall be made, and any such purported amendment shall be void and ineffective:
(A) unless the Regular Trustees and the Property Trustee shall have first received an Opinion of Counsel, who shall not be an employee of the Sponsor, that such amendment is permitted by, and conforms to, the terms of this Declaration and that all conditions precedent, if any, in this Declaration to the execution and delivery of such amendment have been satisfied; and (B) to the extent the result of such amendment would be to: (x) cause the Trust to fail to continue to be classified for purposes of United States Federal income taxation as a grantor trust that is not a foreign trust; (y) reduce or otherwise adversely affect the rights or powers of the Property Trustee in contravention of the Trust Indenture Act; or (z) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;
(ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;
(iii) Section 4.02, Section 9.01(c), 10.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities; (iv) no amendment which reduces the rate at which Distributions on the Securities are payable shall be made without the consent of all of the Holders of the Securities;

(v) no amendment which adversely affects the rights, powers and privileges of the Property Trustee or the Delaware Trustee shall be made without the consent of the Property Trustee or the Delaware Trustee, respectively; (vi) Section 4.01 shall not be amended without the consent of the U.S. Subsidiary; (vii) Section
4.02 shall not be amended without the consent of the Sponsor; and (viii) the rights of the Holders of Common Securities under Article V to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities.

          (b) Notwithstanding Section 12.01(a), this Declaration may be amended by a written instrument executed by a majority of the Regular Trustees without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) with the consent of the Sponsor, add to the covenants, restrictions or obligations of the Sponsor; provided, however, that such consent shall not be required if the effect of such amendment is to cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust that is not a foreign trust, (iv) conform to any changes in Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) or any change in interpretation or application of Rule 3a-7 (if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7) by the Commission, (v) amend any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of this Declaration, (vi) modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust that is not a foreign trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act, and (vii) pursuant to
Section 5.01, evidence the acceptance of the appointment of a successor Trustee or fill a vacancy created by an increase in the number of Regular Trustees; provided that any such amendment does not adversely affect in any material respect the rights, preferences or privileges of the Holders.

     SECTION 12.02 Meetings of the Holders of Securities; Action by Written Consent

          (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which the Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted. The Regular Trustees shall call a meeting of the Holders of Preferred Securities or Common Securities, if directed to do so by Holders of at least 10% of Outstanding Securities of such class. Such direction shall be given by delivering to the Regular Trustees one or more notices in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of the Holders of
Securities:

               (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than seven (7) days nor more than sixty (60) days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

               (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

               (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

               (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
        REPRESENTATIONS OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE

     SECTION 13.01 Representations and Warranties of the Property Trustee

          The Trustee which acts as the initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as the Property Trustee that:

          (a) The Property Trustee is a national banking association or a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States or the laws of the state of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

          (b) The execution, delivery and performance by the Property Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

          (e) The Property Trustee satisfies the qualifications set forth in
     Section 5.01(c).

     SECTION 13.02 Representations and Warranties of the Delaware Trustee

          The Trustee which acts as the initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as the Delaware Trustee, that:

          (a) The Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

          (b) The execution, delivery and performance by the Delaware Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Delaware Trustee, if any, is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and is a Person that satisfies for the Trust Section 3807(a) of the Business Trust Act.

                                   ARTICLE XIV
                                  MISCELLANEOUS

     SECTION 14.01 Notices

          All notices provided for in this Declaration shall be in writing, in English, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

              PGS Trust [II] [III]
              16010 Barker's Point Lane, Suite 600
              Houston, Texas 77079
              Attention: Chief Financial Officer
              Telecopy: (281) 589-8092

          (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

              Chase Bank of Texas, National Association
              Global Trust Services
              600 Travis, Suite 1150
              Houston, Texas 77002
              Attention: Ms. Mauri J. Cowen
              Telecopy: (713) 216-5476

          (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

              Chase Manhattan Bank Delaware
              1201 Market Street
              Wilmington, Delaware 19801
              Attention: Denis Kelly
              Telecopy: (302) 984-4903

          (d) if given to the Holder of the Common Securities, at the mailing address of the Holder of Common Securities set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

              -----------------------------------

              -----------------------------------

              -----------------------------------
              Attention:
                         ------------------------
              Telecopy:
                        -------------------------

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when (i) received in person, (ii) telecopied with receipt confirmed, or (iii) mailed by first class mail, postage prepaid, when received, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.02 Undertaking for Costs

          All parties to this Declaration agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this
Section 14.02 shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% of Outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of, any premium or interest on or any Additional Amounts with respect to the Debentures, on or after the respective due dates expressed in such Debentures.

     SECTION 14.03 Governing Law

          This Declaration, the Securities and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     SECTION 14.04 Headings

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.05 Partial Enforceability

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.06 Counterparts

          This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor, the U.S. Subsidiary and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     SECTION 14.07 Intention of the Parties

          It is the intention of the parties hereto that the Trust not be classified for United States Federal income tax purposes as an association taxable as a corporation but that the Trust be treated as a grantor trust that is not a foreign trust for United States Federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.08 Successors and Assigns

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor, the U.S. Subsidiary and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.09 No Recourse

          The Trust's obligations hereunder are intended to be the obligations of the Trust, and no recourse for the payment of Distributions, or for any claim upon the Securities or otherwise in respect thereof, shall be had against any Holder of Securities or any Affiliate of a Holder of Securities, solely by reason of such Person's being a Holder of Securities or an Affiliate of a Holder of Securities, it being understood that the Holder of Securities, solely by reason of being a Holder of Securities, has limited liability (in accordance with the provisions of the Business Trust Act) for the liabilities and obligations of the Trust. Nothing contained in this Section 14.09 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Declaration, the Preferred Securities Guarantee and the Indenture, of the rights and remedies against the Trust or the Sponsor.

     SECTION 14.10 Agent for Service of Process

          The Sponsor hereby designates CT Corporation System, having an address at 1633 Broadway, New York, New York, as its authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any State or Federal court sitting in the County of New York of the State of New York pertaining to this Declaration or any matter arising out of or related to this Declaration, and the Sponsor will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue or forum non conveniens. A copy of any such process shall be sent or given to the Sponsor at the address for notices specified in Section 14.01 hereof. The Sponsor shall maintain the designation of such authorized agent until two years after the dissolution of the Trust pursuant to Section 3.17 or Section 8.01.

     SECTION 14.11 Payment Currency

          To the fullest extent permitted by applicable law, the obligation of the Sponsor in respect of any amount due hereunder shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in Dollars that the party entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) in the city of receipt on the Business Day immediately following the day on which such party receives such payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Sponsor shall pay such additional amounts, in Dollars, as may be necessary to compensate for the shortfall. Any obligation of the Sponsor not discharged by such additional payment shall, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                       PETROLEUM GEO-SERVICES ASA,
                                       as Sponsor


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                               ,
                                       ----------------------------------------
                                       as initial Holder of Common Securities


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       -----------------------------------------
                                       [Name],
                                       as Regular Trustee



                                       -----------------------------------------
                                       [Name],
                                       as Regular Trustee



                                       -----------------------------------------
                                       [Name],
                                       as Regular Trustee

                                       CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION,
                                            as Property Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       CHASE MANHATTAN BANK DELAWARE,
                                            as Delaware Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              PGS TRUST [II] [III]

     THIS CERTIFICATE OF TRUST of PGS Trust [II] [III] (the "Trust"), dated as of [May 6] [September 24], 1999, is being duly executed and filed by the undersigned, as trustees, with the Secretary of State of the State of Delaware to form a business trust under the Delaware Business Trust Act (12 Del. Code
Section 3801 et seq.).

     1. Name. The name of the business trust being formed hereby is "PGS Trust [II] [III]."

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801.

     3. Effective Date. This Certificate of Trust shall be effective at the time of its filing with the Secretary of State of the State of Delaware.

     4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust at the time of filing this Certificate of Trust, have executed this Certificate of Trust as of the date first above written.

                                       CHASE MANHATTAN BANK DELAWARE,
                                       as Delaware Trustee

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

                                       CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION,
                                       as Property Trustee

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

                                       J. CHRISTOPHER BOSWELL,
                                       as Regular Trustee


                                       /s/ J. Christopher Boswell
                                       -----------------------------------------

                                                                       EXHIBIT B

                                    TERMS OF
                              PREFERRED SECURITIES

     Pursuant to Section 7.01(b) of the Amended and Restated Declaration of Trust of PGS Trust [II] [III] dated as of ____________, ____ (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

     1. DESIGNATION AND NUMBER. _________ (_______) Preferred Securities of the Trust with an aggregate liquidation amount at any time outstanding with respect to the assets of the Trust of _________________ Dollars ($___________)
[(including up to ____________ (__________) Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _______________ ($_________) issuable upon exercise of the over-allotment option set forth in the Underwriting Agreement)], and each with a liquidation amount with respect to the assets of the Trust of $______ per Preferred Security, are hereby designated as "____% [[Convertible] Trust Preferred Securities]." The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or automated quotation system on which the Preferred Securities are then listed, traded or quoted. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of PGS having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and the Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and the Common Securities.

     2. DISTRIBUTIONS AND ADDITIONAL AMOUNTS. (a) Distributions payable on each Preferred Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $______ per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions that are not paid when such distributions are payable (or would be payable but for the deferral of such payment pursuant to Section 2.1(b) below or a default by PGS in the payment of interest on the Debentures) will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law), compounded [quarterly] [semi-annually]. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly] [semi-annual] Distribution period on the basis of a

360-day year of twelve 30-day months, and for any period shorter than a full [quarterly] [semi-annual] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per [90-day quarter] [180-day semi-annual period].

     If at any time the Trust shall be required to pay any taxes, duties, assessments or governmental charges of whatever nature, imposed by the United States or any other taxing authority (other than withholding taxes), then, in any such case, PGS shall pay such Additional Amounts on the Debentures as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges shall be equal to the amounts the Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed. All payments by PGS on the Debentures and all payments on the Preferred Securities will be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law. If any such withholding or deduction is required with respect to taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Kingdom of Norway or any other jurisdiction (other than the United States) where PGS may be incorporated or maintain its principal executive offices or principal place of business at the time of each such payment, or any taxing authority in any such jurisdiction, PGS shall pay such Additional Amounts as may be necessary so that the net amounts received by the holders of the Debentures and the holders of the Preferred Securities after such withholding or deduction shall equal the amounts that they would have received in the absence of such withholding or deduction; provided, however, that PGS shall not be required to make any payment of Additional Amounts for or on account of:

          (i) any tax, duty, assessment or other governmental charge that would not have been imposed but for the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member, shareholder or affiliate of, or possessor of a power over, such holder) and Norway or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder, affiliate or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

          (ii) any estate, inheritance, gift, sales, transfer, franchise, wealth, personal property or similar tax, duty, assessment or other governmental charge;

          (iii) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding;

          (iv) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the holder or the beneficial owner of the Debenture or the Preferred Security (a) to provide information concerning the nationality, residence or identity of such holder or such beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (a) or (b), is required or imposed by a statute, treaty, rule, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge; or

          (v) any combination of (i), (ii), (iii) and (iv) above;

nor shall Additional Amounts be paid with respect to any payment to any holder of a Debenture or a Preferred Security who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the holder. If such withholding or deduction is required by applicable law, PGS will make such withholding or deduction and remit the full amount so withheld or deducted to the relevant authority.

          (b) Distributions on the Preferred Securities will accumulate from ________ ___, _____ and will be payable [quarterly] [semi-annually] in arrears, on [________ ___, ________ ___,] ________ ___ and ________ ___ of each year, commencing on ________ ___, ____, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as no Indenture Event of Default has occurred and is continuing with respect to the Debentures, PGS has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period of the Debentures at any time and from time to time for a period not exceeding [20] [10] consecutive [quarterly] [semi-annual] interest periods (each, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate on the Preferred Securities with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded [quarterly] [semi-annually] during any such Extension Period. No Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, PGS may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20] [10] consecutive [quarterly] [semi-annual] interest periods or extend beyond the stated maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, PGS may commence a new Extension Period, subject to the above requirements. On the Distribution payment date at the end of an Extension Period, payments of accumulated Distributions (including any Additional Amounts) will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust (regardless of who the Holders may have been on other dates during the Extension Period) on the record date for such Distribution payment date.

          (c) Distributions and Additional Amounts on the Preferred Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be the Business Day next preceding the relevant Distribution payment date, and if the Preferred Securities are no longer in book-entry only form, the relevant record dates will be the close of business on the [________ ___, ________ ___,] ________ ___ and
________ ___ next preceding the relevant Distribution payment date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions and Additional Amounts payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of PGS's having failed to make the corresponding payment on the Debentures will forthwith cease to be payable to the person in whose name such Preferred Security is registered on the relevant record date, and such defaulted payment will instead be payable to the person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless PGS has elected to make a full or partial payment of accrued interest on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described in Section [9] hereof. If any date on which Distributions and Additional Amounts are payable on the Preferred Securities is not a Business Day, then payment of the Distribution and Additional Amounts payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. Notwithstanding anything herein to the contrary, the record dates and payment dates for Distributions and Additional Amounts shall be the same as the record dates and payment dates for the Debentures.

          (d) All Distributions and Additional Amounts paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata (as defined below) to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such payments.

          (e) [In the event of an election by the Holder to convert its Preferred Securities through the Conversion Agent into Shares pursuant to the terms of the Preferred Securities as set forth herein, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on or additional amounts with respect to such Preferred Securities, or be required to be made; provided, however, that if a Preferred Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and additional amounts and before the opening of business on the corresponding Distribution payment date, then, notwithstanding such conversion, the Distribution and additional amounts payable on such Distribution payment date will be paid in cash to the person in whose name the Preferred Security is registered at the close of business on such record date, and (other than a Preferred Security or a portion of a Preferred Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution payment date) when so surrendered for conversion, the Preferred Security must be accompanied by payment of an amount equal to the Distribution and additional amounts payable on such Distribution payment date.

          (f)] In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and the Common Securities.

          3. LIQUIDATION DISTRIBUTION UPON DISSOLUTION. (a) In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and the Common Securities will be entitled to receive Pro Rata solely out of the assets of the Trust legally available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to the creditors of the Trust, an amount equal to the aggregate of the stated liquidation amount of $______ per Preferred Security and Common Security plus accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution and after satisfaction of liabilities to the creditors of the Trust, Debentures, in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and the Common Securities and bearing accrued and unpaid interest and Additional Amounts in an amount equal to the accumulated and unpaid Distributions on and any Additional Amounts with respect to such Preferred Securities and the Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and the Common Securities in exchange for such Securities.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and the Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

          Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

          (b) The Holder of the Common Securities shall have the right to direct the Property Trustee in writing at any time to dissolve the Trust and to distribute Debentures to Holders in exchange for Securities (which direction is optional and wholly within the discretion of the Holder of the Common Securities). Upon the receipt of any such written direction, the Property Trustee shall promptly (i) distribute Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of the Preferred Securities and the Common Securities held by each Holder, which Debentures bear accrued and unpaid interest and Additional Amounts in an amount equal to the accumulated and unpaid Distributions on and any Additional Amounts with respect to the Preferred Securities and the Common Securities of such Holder, in exchange for the Preferred Securities and Common Securities of such Holder and
(ii) dissolve the Trust.

          (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding and may be canceled by the Regular Trustees; (ii) the Clearing Agency, or its nominee, as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution; and (iii) Certificates representing Preferred Securities not held by the Clearing Agency or its nominee will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest and Additional Amounts equal to accumulated and unpaid Distributions on and any Additional Amounts with respect to, such Preferred Securities until such Certificates are presented to PGS or its agent for cancellation and Debentures are issued in lieu thereof. Debentures distributed to holders of Certificates representing Preferred Securities not held by the Clearing Agency or its nominee shall not be issued in the form of a global certificate or certificates representing such Debentures or any other form intended to facilitate book-entry trading in beneficial interests in such Debentures.

          [(d) If Debentures are distributed to Holders of the Preferred Securities, PGS, pursuant to the terms of the Indenture, will use its reasonable efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange or automated quotation system as the Preferred Securities were listed immediately prior to the distribution of the Debentures.]

          4. REDEMPTION OF DEBENTURES. The Preferred Securities may be redeemed only if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities are repaid or redeemed as set forth below:

          (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time [on or after _________, ____], the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price [of $______ per Preferred Security and Common Security plus an amount equal to accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to, but excluding, the date of redemption, payable in cash (the "Redemption Price").] [equal to (i) in the case of the optional redemption of the Debentures upon the occurrence and continuation of a Special Event (as defined below), the Special Event Redemption Price (as defined below) or
     (ii) in the case of the optional redemption of the Debentures other than as contemplated in clause (i) above, the Optional Redemption Price (as defined below). The Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price."] The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

          ["Special Event Redemption Price" shall be equal to the greater of (i) the liquidation amount of the Preferred Securities to be redeemed and (ii) the Make-Whole Amount, in each case plus an amount equal to accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to, but excluding, the date of redemption.

          "Optional Redemption Price" shall be equal to the greater of (i) the liquidation amount of the Preferred Securities to be redeemed and (ii) the Make-Whole Amount, in each case plus an amount equal to accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to, but excluding, the date of redemption.

          "Make-Whole Amount" shall be equal to, as determined by the Quotation Agent, the sum of the present values, calculated as of the redemption date, of (i) each interest payment that would have been payable on the Debentures or portions thereof being redeemed, if such Debentures or portions thereof were not redeemed, on each scheduled interest payment date occurring after the redemption date (excluding any accrued interest for the period prior to the redemption date) and (ii) the principal amount of such Debentures or portions thereof that would have been payable, if such Debentures or portions thereof were not redeemed, at the scheduled maturity of such Debentures or portions thereof being redeemed (the "Remaining Life"), in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate plus ___ basis points for the purpose of calculating the Optional Redemption Price and ___ basis points for the purpose of calculating the Special Event Redemption Price.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve Board and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity date corresponding to the Remaining Life (if no maturity date is within three months before or after the Remaining Life, yields for the two published maturity dates most closely corresponding to the Remaining Life shall be interpolated and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third Business Day preceding the redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity date comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.

     If no United States Treasury security has a maturity date which is within a period from three months before to three months after the Remaining Life, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Adjusted Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

          "Quotation Agent" means ________________ and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), PGS shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer" means: (i) the Quotation Agent and (ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with PGS.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Debenture Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Debenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.]

          (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities will be redeemed as described in Section 4(e)(ii) below, and the Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed or traded, PGS pursuant to the Indenture will redeem Debentures only in whole and, as a result, the Trust may redeem the Preferred Securities only in whole.

          (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, PGS shall have the right at any time [prior to ________ ___, ____], upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole [or][but not] in part for cash at the [Special Event] Redemption Price within 90 days following the occurrence of such Special Event, and promptly following such redemption, Preferred Securities and Common

     Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the [Special Event] Redemption Price on a Pro Rata basis. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the [Special Event] Redemption Price.

     "Tax Event" means that the Sponsor and the Regular Trustees shall have received an Opinion of Counsel, who shall not be an employee of the Sponsor and who shall be experienced in such matters, to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or Norway or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws, rules or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation or the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement by any legislative body, court, governmental agency or regulatory authority that provides for a position with respect to such laws, rules or regulations that differs from its previous position or a theretofore commonly accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after ________ ___, ____, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal or Norwegian income tax with respect to income accrued or received on the Debentures, (ii) the Sponsor or the Holder of the Common Securities is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of United States Federal or Norwegian income tax with respect to a percentage of the income accrued or received on the Debentures that exceeds the percentage of the total capital of the Trust owned by the Holder of the Common Securities, (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, (iv) interest payable by PGS to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by PGS for Norwegian income tax purposes (or would not be deductible by PGS for United States Federal income tax purposes if PGS were incorporated in the United States) or (v) PGS will be required to pay either Additional Amounts with respect to the Debentures as provided in the Indenture or Additional Amounts with respect to the Preferred Securities as provided in Section 2 hereof and such requirement is not the result of a change of the jurisdiction of incorporation of PGS or a change in the location of its principal executive offices or principal place of business.

          "Investment Company Event" means that the Sponsor and the Regular Trustees shall have received an Opinion of Counsel, who shall not be an employee of the Sponsor and who shall be experienced in practice under the Investment Company Act, that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company that is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after ________ ___, ____.

          (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accumulated and unpaid Distributions and Additional Amounts have been paid on all Preferred Securities for all [quarterly] [semi-annual] Distribution periods terminating on or prior to the date of redemption.

          (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and the Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed, the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or successor Clearing Agency) or any other nominee, the Preferred Securities will be redeemed from, and the distribution of the proceeds of such redemption will be made to, DTC (or successor Clearing Agency) or other nominee.

          (iii) Subject to Section [9] hereof, if the Trust gives a Redemption/Distribution Notice in respect of a redemption of Preferred Securities as provided in this Section 4, then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that PGS has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with DTC (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give DTC (or successor Clearing Agency) irrevocable instructions and authority to pay the Redemption

     Price to the Holders of the Preferred Securities and (B) if the Preferred Securities are issued in definitive form, with respect to the Preferred Securities and provided that PGS has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Preferred Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date or by wire transfer of immediately available funds to an account designated by such Holder. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the redemption date, Distributions will cease to accumulate on the Preferred Securities called for redemption, such Preferred Securities will no longer be deemed to be outstanding and all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Property Trustee or by PGS pursuant to the Preferred Securities Guarantee, Distributions on such Preferred Securities will continue to accumulate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders of the Preferred Securities.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), PGS or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

     [5. CONVERSION RIGHTS. The Holders of Preferred Securities shall have the right at any time prior to the close of business on ___________, ____ or, in the case of Preferred Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date, at their option, to cause the Conversion Agent to convert Preferred Securities, on behalf of the converting Holders, into Shares in the manner described herein on and subject to the following terms and conditions:

          (a) The Preferred Securities will be convertible at the office of the Conversion Agent maintained for such purpose in the Borough of Manhattan, The City of New York, into fully paid and nonassessable Shares pursuant to the Holder's direction to the Conversion Agent to exchange such Preferred Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Preferred Security per $______ principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable Shares at an initial rate of __ Shares per $_______ principal amount of Debentures (which is equivalent to a conversion price of $___ per Share, subject to certain adjustments set forth in Sections ___ and ___ of the Supplemental Indenture (as so adjusted, the "Conversion Price")).

          (b) In order to convert Preferred Securities into Shares, the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Preferred Securities on behalf of such Holder (the "Conversion Request"), together, if the Preferred Securities are in certificated form, with such Preferred Security Certificates. The Conversion Request shall (i) set forth the number of Preferred Securities to be converted and the name or names, if other than the Holder, in which the Shares should be issued and (ii) direct the Conversion Agent (a) to exchange such Preferred Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder into Shares, subject to certain adjustments set forth in the Supplemental Indenture (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Preferred Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into Shares. If a Preferred Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and before the opening of business on the corresponding Distribution payment date, then, notwithstanding such conversion, the Distribution payable on such Distribution payment date will be paid in cash to the Person in whose name the Preferred Security is registered at the close of business on such record date, and (other than a Preferred Security or a portion of a Preferred Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution payment date) when so surrendered for conversion, the Preferred Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accumulated on the Preferred Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the Shares issued upon such conversion, and the delivery of Shares upon conversion of the Preferred Securities shall be deemed to constitute full payment for all accumulated and unpaid Distributions on the Preferred Securities. Preferred Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Preferred Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Shares issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Shares at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue the number of full Shares issuable upon such conversion to, and shall deliver at the office of the Conversion Agent the cash payment, if any, in lieu of any fraction of any Share for the account of, the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion. The Conversion Agent shall distribute such cash payment, if any, to such Person or Persons.

          (c) Each Holder of a Preferred Security by his acceptance thereof appoints Chase Bank of Texas, National Association, as the "Conversion Agent" for the purpose of effecting the conversion of Preferred Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Preferred Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Preferred Securities from time to time for Debentures held by the Trust in connection with the conversion of such Preferred Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Shares and thereupon to deliver such Shares in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

          (d) No fractional Shares will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid by the Sponsor in cash (based upon the Closing Price (as defined in the Indenture) of Shares on the date such Preferred Securities are surrendered for conversion to the Trust) to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Preferred Securities so converted, or, if such day is not a Trading Day (as defined in the Indenture), on the next Trading Day.

          (e) [The Sponsor shall be entitled to deliver upon conversion of Debentures, Shares reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued Shares), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances.] Any Shares issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the Shares received upon conversion of the Debentures to the converting Holder of Preferred Securities free and clear of all liens, charges, security interests and encumbrances, except for withholding taxes; provided that the Trust shall be required to deliver such Shares free and clear of all liens, charges, security interests and encumbrances with respect to withholding taxes imposed or levied by or on behalf of the Kingdom of

     Norway or any other jurisdiction (other than the United States) where PGS may be incorporated or maintain its principal executive offices or principal place of business at the time of such conversion, or any taxing authority in any such jurisdiction. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Shares (and all requirements to list Shares issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Shares to the Trust upon conversion of the Debentures and the Trust to lawfully deliver Shares to each Holder of Preferred Securities upon conversion of the Preferred Securities.

          (f) [Except as otherwise provided in paragraph (e), the Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of Shares on conversion of Debentures and the delivery of the Shares by the Trust upon conversion of the Preferred Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Shares in a name other than that in which the Preferred Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.]

          (g) Nothing in the preceding paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Preferred Securities or set forth in this Exhibit B to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.]

     6. VOTING RIGHTS. (a) Except as provided under paragraph [6](b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

          (b) If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration, other than as described in Section 12.01(b) of the Declaration, or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.01 of the Declaration, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a single class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities of at least a Majority of Outstanding Securities, voting together as a single class; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class of Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority of Outstanding

Securities of such class and (B) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.01 and 12.02 of the Declaration.

          In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority of Outstanding Securities voting together as a single class; provided, however, that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as other than a grantor trust that is not a foreign trust on account of such action.

          So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee of the Indenture (the "Debenture Trustee"), or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture or (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures, without, in each case, obtaining the prior approval of the Holders of a Majority of Outstanding Preferred Securities and Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Preferred Securities of any notice of default with respect to the Debentures.

          If an Event of Default has occurred and is continuing, then the Holders of a Majority of Outstanding Preferred Securities will have the right, subject to Section 3.12(c)(iv) of the Declaration, to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures. If the Property Trustee fails to enforce its rights under the Debentures, a Holder of Preferred Securities may, to the fullest extent permitted by law, after a period of 30 days has elapsed since such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person; provided that, if an Event of Default has occurred and is continuing and such event is attributed to the failure of the Sponsor to pay principal of, any premium or interest on or any Additional Amounts with respect to the Debentures on the date such amounts are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of such amounts on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Holder Direct Action") on or after the respective due date specified in the Debentures. In connection with such Holder Direct Action, the Sponsor will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holders of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

          A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

          Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting.

          No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration or Section 3 of this Exhibit B.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by PGS or by any Affiliate of PGS shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          Holders of the Preferred Securities have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested exclusively in the Holders of the Common Securities.

          7. PRO RATA TREATMENT. A reference in these terms of the Preferred Securities to any payment, Distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          8. RANKING. The Preferred Securities rank pari passu and payment thereon will be made Pro Rata with the Common Securities, except that when an Event of Default occurs and is continuing, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank in priority to the rights of Holders of the Common Securities.

          9. TRANSFER, EXCHANGE, METHOD OF PAYMENTS. Payment of Distributions and any Additional Amounts and payments on redemption of the Preferred Securities will be payable, the transfer of the Preferred Securities will be registrable, and Preferred Securities will be exchangeable for Preferred Securities of other denominations of a like aggregate liquidation amount, at the corporate trust office of the Property Trustee (or its Affiliate) in The City of New York; provided that payment of Distributions and any Additional Amounts may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto or by wire transfer of funds to an account designated by such Holder and that the payment on redemption of any Preferred Security will be made only upon surrender of such Preferred Security to the Property Trustee.

          10. ACCEPTANCE OF INDENTURE AND PREFERRED SECURITIES GUARANTEE. Each Holder of Preferred Securities, by the acceptance thereof, agrees to the provisions of (i) the Preferred Securities Guarantee, including the subordination provisions therein, and (ii) the Indenture and the Debentures, including the subordination provisions of the Indenture.

          11. NO PREEMPTIVE RIGHTS. The Holders of Preferred Securities shall have no preemptive or similar rights to subscribe to any additional Preferred Securities or Common Securities.

          12. MISCELLANEOUS. These Terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder of Preferred Securities without charge on written request to the Trust at its principal place of business.

                                                                         Annex I

                     FORM OF PREFERRED SECURITY CERTIFICATE

     [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES. UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (55 WATER STREET, NEW YORK, NEW YORK) TO PGS TRUST [II] [III] OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate Number                Number of Preferred Securities:
-----------                                                       ------------

                                    Aggregate Liquidation Amount: $
                                                                   ------------

                                                         CUSIP NO.
                                                                   -------------

                   Certificate Evidencing Preferred Securities

                                       of

                              PGS Trust [II] [III]

                ____% [[Convertible] Trust Preferred Securities]

               (liquidation amount $______ per Preferred Security)

     PGS Trust [II] [III], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____ (______) preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust and designated the ____% [[Convertible] Trust Preferred Securities] (liquidation amount $______ per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this Certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of ___________, ____, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by Petroleum Geo- Services ASA, a Norwegian public limited liability company ("PGS"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of PGS dated as of __________, ____ (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

          The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture, and (ii) agreed to the terms of the Guarantee, including that the Guarantee is (a) subordinate and junior in right of payment to all other [senior] liabilities of PGS and any guarantees of PGS relating to such liabilities [, except in each case those made pari passu or subordinate by their terms]; (b) senior to all share capital now or hereafter issued by PGS; and (c) pari passu with respect to obligations under other securities (other than share capital) PGS may issue from time to time and other guarantee agreements which it may enter into from time to time to the extent that (x) such agreements shall provide for comparable guarantees by PGS of payment on preferred securities issued by other trusts, partnerships or other entities affiliated with PGS that are financing vehicles of PGS and (y) the debentures or other evidences of indebtedness of PGS relating to such preferred securities are junior subordinated, unsecured indebtedness of PGS.

          Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, Trustees of the Trust have executed this Certificate.

                                   PGS TRUST [II] [III]


                                   By:                      , as Regular Trustee
                                       ---------------------
                                       Name:
                                       Title: Regular Trustee



                                   By:                      , as Regular Trustee
                                       ---------------------
                                       Name:
                                       Title: Regular Trustee

Dated:

Countersigned and Registered:

CHASE BANK OF TEXAS,
   NATIONAL ASSOCIATION,
   as Transfer Agent and Registrar

By:
    -------------------------------
         Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Preferred Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $______ per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions that are not paid when such distributions are payable (or would be payable but for the deferral of such payment pursuant to the Declaration or a default by PGS in the payment of interest on the Debentures) will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law), compounded [quarterly] [semi-annually]. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly] [semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [quarterly] [semi-annual] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per [90- day quarter] [180-day semi-annual period].

     If at any time the Trust shall be required to pay any taxes, duties, assessments or governmental charges of whatever nature, imposed by the United States or any other taxing authority (other than withholding taxes), then, in any such case, PGS shall pay such Additional Amounts on the Debentures as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges shall be equal to the amounts the Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed. All payments by PGS on the Debentures and all payments on the Preferred Securities will be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law. If any such withholding or deduction is required with respect to taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Kingdom of Norway or any other jurisdiction (other than the United States) where PGS may be incorporated or maintain its principal executive offices or principal place of business at the time of each such payment, or any taxing authority in any such jurisdiction, PGS shall pay such Additional Amounts as may be necessary so that the net amounts received by the holders of the Debentures and the holders of the Preferred Securities after such withholding or deduction shall equal the amounts that they would have received in the absence of such withholding or deduction; provided, however, that PGS shall not be required to make any payment of Additional Amounts for or on account of:

          (i) any tax, duty, assessment or other governmental charge that would not have been imposed but for the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member, shareholder or affiliate of, or possessor of a power over, such holder) and Norway or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder, affiliate or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

          (ii) any estate, inheritance, gift, sales, transfer, franchise, wealth, personal property or similar tax, duty, assessment or other governmental charge;

          (iii) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding;

          (iv) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the holder or the beneficial owner of the Debenture or the Preferred Security (a) to provide information concerning the nationality, residence or identity of such holder or such beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (a) or (b), is required or imposed by a statute, treaty, rule, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge; or

          (v) any combination of (i), (ii), (iii) and (iv) above;

nor shall Additional Amounts be paid with respect to any payment to any holder of a Debenture or a Preferred Security who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the holder. If such withholding or deduction is required by applicable law, PGS will make such withholding or deduction and remit the full amount so withheld or deducted to the relevant authority.

          Distributions on the Preferred Securities will accumulate from ________ ___, _____ and will be payable [quarterly] [semi-annually] in arrears, on [________ ___, ________ ___,] ________ ___ and ________ ___ of each year, commencing on ________ ___, ____, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as no Indenture Event of Default has occurred and is continuing with respect to the Debentures, PGS has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period of the Debentures at any time and from time to time for a period not exceeding [20] [10] consecutive [quarterly] [semi-annual] interest periods (each, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate on the Preferred Securities with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded [quarterly] [semi-annually] during any such Extension Period. No Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, PGS may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20] [10] consecutive [quarterly] [semi-annual] interest periods or extend beyond the stated maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, PGS may commence a new Extension Period, subject to the above requirements. On the Distribution payment date at the end of an Extension Period, payments of accumulated Distributions (including any Additional Amounts) will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust (regardless of who the Holders may have been on other dates during the Extension Period) on the record date for such Distribution payment date.

          The Preferred Securities shall be redeemable as provided in the Declaration.

          [The Preferred Securities shall be convertible into Shares (as defined in the Declaration), through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Shares, in the manner and according to the terms set forth in the Declaration.]

                               [CONVERSION REQUEST

To: Chase Bank of Texas, National Association, as Conversion Agent for PGS Trust [II] [III]

          The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Shares (as that term is defined in the Amended and Restated Declaration of Trust, dated as of ______, ____ (as amended from time to time, the "Declaration"), by _________, ________ and __________ as Regular Trustees, Chase Manhattan Bank Delaware, as the Delaware Trustee, Chase Bank of Texas, National Association, as the Property Trustee, Petroleum Geo-Services ASA, as Sponsor, _____________, as initial Holder of Common Securities, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration) in accordance with and subject to the terms and conditions of the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by PGS Trust [II] [III] (at the rate of exchange specified in the terms of the Preferred Securities set forth as Exhibit B to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned into Shares (at the conversion rate specified in the terms of the Preferred Securities set forth as Exhibit B to the Declaration, subject to certain adjustments set forth in the Supplemental Indenture (as that term is defined in the Declaration)).

          The undersigned does also hereby direct the Conversion Agent that the Shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:                 ,
       ---------------  -----

          in whole                     in part
                   ---                         ---

                                       Number of Preferred Securities to be
                                       converted:

                                       -----------------------

                                       If a name or names other than the
                                       undersigned, please indicate in the
                                       spaces below the name or names in which
                                       the Shares are to be issued, along with
                                       the address or addresses of such person
                                       or persons:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature (for conversion only)

                                       Please Print or Type Name and Address,
                                       Including Zip Code, and Social Security
                                       or Other Identifying Number

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature Guarantee:*
                                                             ----------

--------------------

     (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)]

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
{Insert assignee's social security or tax identification number}

-----------------------------------------------------------------

-----------------------------------------------------------------
{Insert address and zip code of assignee}

and irrevocably appoints

-----------------------------------------------------------------

-----------------------------------------------------------------

_________________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      --------------------------------

Signature:
           ---------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS PREFERRED SECURITY CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                       EXHIBIT C

                                    TERMS OF
                                COMMON SECURITIES

     Pursuant to Section 7.01(b) of the Amended and Restated Declaration of Trust of PGS Trust [II] [III] dated as of ____________, ____ (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

     1. DESIGNATION AND NUMBER. _________ (_______) Common Securities of the Trust with an aggregate liquidation amount at any time outstanding with respect to the assets of the Trust of _________________ Dollars ($___________)
[(including up to ____________ (__________) Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _______________ ($_________) issuable in connection with the exercise of the over-allotment option set forth in the Underwriting Agreement)], and each with a liquidation amount with respect to the assets of the Trust of $______ per Common Security, are hereby designated as "____% [[Convertible] Trust Common Securities]." The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase as trust assets Debentures of PGS having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and the Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and the Common Securities.

     2. DISTRIBUTIONS AND ADDITIONAL AMOUNTS. (a) Distributions payable on each Common Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $______ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions that are not paid when such distributions are payable (or would be payable but for the deferral of such payment pursuant to Section 2.1(b) below or a default by PGS in the payment of interest on the Debentures) will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law), compounded [quarterly] [semi-annually]. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly] [semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [quarterly] [semi-annual] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per [90-day quarter] [180-day semi-annual period].

          If at any time the Trust shall be required to pay any taxes, duties, assessments or governmental charges of whatever nature, imposed by the United States or any other taxing authority (other than withholding taxes), then, in any such case, PGS shall pay such Additional Amounts on the Debentures as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges shall be equal to the amounts the Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed. All payments by PGS on the Debentures and all payments on the Common Securities will be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law. If any such withholding or deduction is required with respect to taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Kingdom of Norway or any other jurisdiction (other than the United States) where PGS may be incorporated or maintain its principal executive offices or principal place of business at the time of each such payment, or any taxing authority in any such jurisdiction, PGS shall pay such Additional Amounts as may be necessary so that the net amounts received by the holders of the Debentures and the holders of the Common Securities after such withholding or deduction shall equal the amounts that they would have received in the absence of such withholding or deduction; provided, however, that PGS shall not be required to make any payment of Additional Amounts for or on account of:

          (i) any tax, duty, assessment or other governmental charge that would not have been imposed but for the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member, shareholder or affiliate of, or possessor of a power over, such holder) and Norway or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder, affiliate or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

          (ii) any estate, inheritance, gift, sales, transfer, franchise, wealth, personal property or similar tax, duty, assessment or other governmental charge;

          (iii) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding;

          (iv) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the holder or the beneficial owner of the Debenture or the Common Security (a) to provide information concerning the nationality, residence or identity of such holder or such beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (a) or (b), is required or imposed by a statute, treaty, rule, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge; or

          (v) any combination of (i), (ii), (iii) and (iv) above;

nor shall Additional Amounts be paid with respect to any payment to any holder of a Debenture or a Common Security who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the holder. If such withholding or deduction is required by applicable law, PGS will make such withholding or deduction and remit the full amount so withheld or deducted to the relevant authority.

          (b) Distributions on the Common Securities will accumulate from ________ ___, _____ and will be payable [quarterly] [semi-annually] in arrears, on [________ ___, ________ ___,] ________ ___ and ________ ___ of each year, commencing on ________ ___, ____, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as no Indenture Event of Default has occurred and is continuing with respect to the Debentures, PGS has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period of the Debentures at any time and from time to time for a period not exceeding [20] [10] consecutive [quarterly] [semi-annual] interest periods (each, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate on the Common Securities with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded [quarterly] [semi-annually] during any such Extension Period. No Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, PGS may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20] [10] consecutive [quarterly] [semi-annual] interest periods or extend beyond the stated maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, PGS may commence a new Extension Period, subject to the above requirements. On the Distribution payment date at the end of an Extension Period, payments of accumulated Distributions (including any Additional Amounts) will be payable to Holders of Common Securities as they appear on the books and records of the Trust (regardless of who the Holders may have been on other dates during the Extension Period) on the record date for such Distribution payment date.

          (c) Distributions and Additional Amounts on the Common Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates for the Common Securities shall be the Business Day next preceding the relevant Distribution payment date, and if the Preferred Securities are no longer in book-entry only form, the relevant record dates for the Common Securities will be the close of business on the [________ ___, ________ ___,] ________ ___ and
________ ___ next preceding the relevant Distribution payment date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Distributions and Additional Amounts payable on any Common Securities that are not punctually paid on any Distribution payment date as a result of PGS's having failed to make the corresponding payment on the Debentures will forthwith cease to be payable to the person in whose name such Common Security is registered on the relevant record date, and such defaulted payment will instead be payable to the person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within an Extension Period unless PGS has elected to make a full or partial payment of accrued interest on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in Section [9] hereof. If any date on which Distributions and Additional Amounts are payable on the Common Securities is not a Business Day, then payment of the Distribution and Additional Amounts payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. Notwithstanding anything herein to the contrary, the record dates and payment dates for Distributions and Additional Amounts shall be the same as the record dates and payment dates for the Debentures.

          (d) All Distributions and Additional Amounts paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata (as defined below) to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such payments.

          (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed Pro Rata among the Holders of the Preferred Securities and the Common Securities.

          3. LIQUIDATION DISTRIBUTION UPON DISSOLUTION. (a) In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and the Common Securities will be entitled to receive Pro Rata solely out of the assets of the Trust legally available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to the creditors of the Trust, an amount equal to the aggregate of the stated liquidation amount of $______ per Preferred Security and Common Security plus accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution and after satisfaction of liabilities to the creditors of the Trust, Debentures, in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and the Common Securities and bearing accrued and unpaid interest and Additional Amounts in an amount equal to the accumulated and unpaid Distributions on and any Additional Amounts with respect to such Preferred Securities and the Common Securities, shall be distributed Pro Rata to the Holders of the Preferred Securities and the Common Securities in exchange for such Securities.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate

Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and the Common Securities shall be paid, subject to the next paragraph, on a Pro Rata basis.

          Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution Pro Rata with Holders of Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

          (b) The Holder of the Common Securities shall have the right to direct the Property Trustee in writing at any time to dissolve the Trust and to distribute Debentures to Holders in exchange for Securities (which direction is optional and wholly within the discretion of the Holder of the Common Securities). Upon the receipt of any such written direction, the Property Trustee shall promptly (i) distribute Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of the Preferred Securities and the Common Securities held by each Holder, which Debentures bear accrued and unpaid interest and Additional Amounts in an amount equal to the accumulated and unpaid Distributions on and any Additional Amounts with respect to the Preferred Securities and the Common Securities of such Holder, in exchange for the Preferred Securities and Common Securities of such Holder and
(ii) dissolve the Trust.

          (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and may be canceled by the Regular Trustees and (ii) Certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest and Additional Amounts equal to accumulated and unpaid Distributions on and any Additional Amounts with respect to, such Common Securities until such Certificates are presented to PGS or its agent for cancellation and Debentures are issued in lieu thereof. Debentures distributed to holders of such Certificates shall not be issued in the form of a global certificate or certificates representing such Debentures or any other form intended to facilitate book-entry trading in beneficial interests in such Debentures.

          4. REDEMPTION OF DEBENTURES. The Common Securities may be redeemed only if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities are repaid or redeemed as set forth below:

          (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time [on or after _________, ____], the proceeds of such repayment will be promptly applied to redeem Pro Rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price [of $______ per Preferred Security and Common Security plus an amount equal to accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to, but excluding, the date of redemption, payable in cash (the "Redemption Price").] [equal to (i) in the case of the optional redemption of the Debentures upon the occurrence and continuation of a Special Event (as defined below), the Special Event Redemption Price (as defined below) or
     (ii) in the case of
     the optional redemption of the Debentures other than as contemplated in clause (i) above, the Optional Redemption Price (as defined below). The Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price."] The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

          ["Special Event Redemption Price" shall be equal to the greater of (i) the liquidation amount of the Common Securities to be redeemed and (ii) the Make-Whole Amount, in each case plus an amount equal to accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to, but excluding, the date of redemption.

          "Optional Redemption Price" shall be equal to the greater of (i) the liquidation amount of the Common Securities to be redeemed and (ii) the Make-Whole Amount, in each case plus an amount equal to accumulated and unpaid Distributions thereon and any Additional Amounts with respect thereto to, but excluding, the date of redemption.

          "Make-Whole Amount" shall be equal to, as determined by the Quotation Agent, the sum of the present values, calculated as of the redemption date, of (i) each interest payment that would have been payable on the Debentures or portions thereof being redeemed, if such Debentures or portions thereof were not redeemed, on each scheduled interest payment date occurring after the redemption date (excluding any accrued interest for the period prior to the redemption date) and (ii) the principal amount of such Debentures or portions thereof that would have been payable, if such Debentures or portions thereof were not redeemed, at the scheduled maturity of such Debentures or portions thereof being redeemed (the "Remaining Life"), in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate plus ___ basis points for the purpose of calculating the Optional Redemption Price and ___ basis points for the purpose of calculating the Special Event Redemption Price.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve Board and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity date corresponding to the Remaining Life (if no maturity date is within three months before or after the Remaining Life, yields for the two published maturity dates most closely corresponding to the Remaining Life shall be interpolated and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third Business Day preceding the redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity date comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity date which is within a period from three months before to three months after the Remaining Life, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Adjusted Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

          "Quotation Agent" means ________________ and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), PGS shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer" means: (i) the Quotation Agent and (ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with PGS.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Debenture Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Debenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.]

          (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Common Securities will be redeemed as described in Section 4(e)(ii) below, and the Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed or traded, PGS pursuant to the Indenture will redeem Debentures only in whole and, as a result, the Trust may redeem the Common Securities only in whole.

          (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, PGS shall have the right at any time [prior to ________ ___, ____], upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole [or][but not] in part for cash at the [Special Event] Redemption Price within 90 days following the occurrence of such Special Event, and promptly following such redemption, Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the [Special Event] Redemption Price on a Pro Rata basis. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the [Special Event] Redemption Price.

          "Tax Event" means that the Sponsor and the Regular Trustees shall have received an Opinion of Counsel, who shall not be an employee of the Sponsor and who shall be experienced in such matters, to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or Norway or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws, rules or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation or the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement by any legislative body, court, governmental agency or regulatory authority that provides for a position with respect to such laws, rules or regulations that differs from its previous position or a theretofore commonly accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after ________ ___, ____, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal or Norwegian income tax with respect to income accrued or received on the Debentures, (ii) the Sponsor or the Holder of the Common Securities is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of United States Federal or Norwegian income tax with respect to a percentage of the income accrued or received on the Debentures that exceeds the percentage of the total capital of the Trust owned by the Holder of the Common Securities, (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, (iv) interest payable by PGS to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by PGS for Norwegian income tax purposes (or would not be deductible by PGS for United States Federal income tax purposes if PGS were incorporated in the United States) or (v) PGS will be required to pay either Additional Amounts with respect to the Debentures as provided in the Indenture or Additional Amounts with respect to the Common Securities as provided in Section 2 hereof and such requirement is not the result of a change of the jurisdiction of incorporation of PGS or a change in the location of its principal executive offices or principal place of business.

          "Investment Company Event" means that the Sponsor and the Regular Trustees shall have received an Opinion of Counsel, who shall not be an employee of the Sponsor and who shall be experienced in practice under the Investment Company Act, that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company that is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after ________ ___, ____.

          (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accumulated and unpaid Distributions and Additional Amounts have been paid on all Common Securities for all [quarterly] [semi-annual] Distribution periods terminating on or prior to the date of redemption.

          (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and the Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed Pro Rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

          (iii) If the Trust gives a Redemption/Distribution Notice in respect of a redemption of Common Securities as provided in this Section 4, then immediately prior to the close of business on the redemption date, provided that PGS has paid the Property Trustee, in immediately available funds, a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accumulate on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any

     Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee, Distributions on such Common Securities will continue to accumulate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

          [5. CONVERSION RIGHTS. The Holders of Common Securities shall have the right at any time prior to the close of business on ___________, ____ or, in the case of Common Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date, at their option, to cause the Conversion Agent to convert Common Securities, on behalf of the converting Holders, into Shares in the manner described herein on and subject to the following terms and conditions:

          (a) The Common Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable Shares pursuant to the Holder's direction to the Conversion Agent to exchange such Common Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Common Security per $______ principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable Shares at an initial rate of __ Shares per $_______ principal amount of Debentures (which is equivalent to a conversion price of $___ per Share, subject to certain adjustments set forth in Sections ___ and ___ of the Supplemental Indenture (as so adjusted, the "Conversion Price")).

          (b) In order to convert Common Securities into Shares, the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Common Securities on behalf of such Holder (the "Conversion Request"), together, if the Common Securities are in certificated form, with such Common Security Certificates. The Conversion Request shall (i) set forth the number of Common Securities to be converted and the name or names, if other than the Holder, in which the Shares should be issued and (ii) direct the Conversion Agent (a) to exchange such Common Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder into Shares, subject to certain adjustments set forth in the Supplemental Indenture (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Common Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into Shares. If a Common Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and before the opening of business on the corresponding Distribution payment date, then, notwithstanding such conversion, the Distribution payable on such Distribution payment date will be paid in cash to the Person in whose name the Common Security is registered at the close of business on such record date, and (other than a Common Security or a portion of a Common Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution payment date) when so surrendered for conversion, the Common Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accumulated on the Common Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the Shares issued upon such conversion, and the delivery of Shares upon conversion of the Common Securities shall be deemed to constitute full payment for all accumulated and unpaid Distributions on the Common Securities. Common Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Common Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Shares issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Shares at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue the number of full Shares issuable upon such conversion to, and shall deliver at the office of the Conversion Agent the cash payment, if any, in lieu of any fraction of any Share for the account of, the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion. The Conversion Agent shall distribute such cash payment, if any, to such Person or Persons.

          (c) Each Holder of a Common Security by his acceptance thereof appoints Chase Bank of Texas, National Association, as the "Conversion Agent" for the purpose of effecting the conversion of Common Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Common Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Common Securities from time to time for Debentures held by the Trust in connection with the conversion of such Common Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Shares and thereupon to deliver such Shares in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

          (d) No fractional Shares will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid by the Sponsor in cash (based upon the Closing Price (as defined in the Indenture) of Shares on the date such Common Securities are surrendered for conversion to the Trust) to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Common Securities so converted, or, if such day is not a Trading Day (as defined in the Indenture), on the next Trading Day.

          (e) [The Sponsor shall be entitled to deliver upon conversion of Debentures, Shares reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued Shares), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances.] Any Shares issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the Shares received upon conversion of the Debentures to the converting Holder of Common Securities free and clear of all liens, charges, security interests and encumbrances, except for withholding taxes; provided that the Trust shall be required to deliver such Shares free and clear of all liens, charges, security interests and encumbrances with respect to withholding taxes imposed or levied by or on behalf of the Kingdom of Norway or any other jurisdiction (other than the United States) where PGS may be incorporated or maintain its principal executive offices or principal place of business at the time of such conversion, or any taxing authority in any such jurisdiction. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Shares (and all requirements to list Shares issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Shares to the Trust upon conversion of the Debentures and the Trust to lawfully deliver Shares to each Holder of Common Securities upon conversion of the Common Securities.

          (f) [Except as otherwise provided in paragraph (e), the Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of Shares on conversion of Debentures and the delivery of the Shares by the Trust upon conversion of the Common Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Shares in a name other than that in which the Common Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.]

          (g) Nothing in the preceding paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Common Securities or set forth in this Exhibit C to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.]

     6. VOTING RIGHTS. (a) Except as provided under paragraph [6](b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority of Outstanding Common Securities.

          If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration, other than as described in
Section 12.01(b) of the Declaration, or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.01 of the Declaration or Section 3 of this Exhibit C, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a single class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities of at least a Majority of Outstanding Securities, voting together as a single class; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class of Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority of Outstanding Securities of such class, (B) the rights of Holders of Common Securities under Section 5.01 of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.01 and 12.02 of the Declaration.

          In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority of Outstanding Securities voting together as a single class; provided, however, that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may only vote with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as other than a grantor trust that is not a foreign trust on account of such action.

          So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee of the Indenture (the "Debenture Trustee"), or exercising any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture or (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures, without, in each case, obtaining the prior approval of the Holders of a Majority of Outstanding Common Securities and Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures.

          Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

          A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

          Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting.

          No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration or Section 3 of this Exhibit C.

     7. PRO RATA TREATMENT. A reference in these terms of the Common Securities to any payment, Distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     8. RANKING. The Common Securities rank pari passu and payment thereon will be made Pro Rata with the Preferred Securities, except that when an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders of the Preferred Securities.

     9. TRANSFER, EXCHANGE, METHOD OF PAYMENTS. Payment of Distributions and any Additional Amounts and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the corporate trust office of the Property Trustee (or its Affiliate) in The City of New York; provided that payment of Distributions and any Additional Amounts may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Property Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in Section 9.01(c) of the Declaration.

     10. ACCEPTANCE OF INDENTURE. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of the Indenture and the Debentures, including the subordination provisions of the Indenture.

     11. NO PREEMPTIVE RIGHTS. The Holders of Common Securities shall have no preemptive or similar rights to subscribe to any additional Common Securities or Preferred Securities.

     12. MISCELLANEOUS. These Terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder of Common Securities without charge on written request to the Trust at its principal place of business.

                                                                         Annex I

                       FORM OF COMMON SECURITY CERTIFICATE
                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SET FORTH IN THE DECLARATION
                                REFERRED TO BELOW

Certificate Number                    Number of Common Securities:
                   -----------                                     ------------

                                     Aggregate Liquidation Amount: $
                                                                    -----------

                    Certificate Evidencing Common Securities

                                       of

                              PGS Trust [II] [III]

                  ____% [[Convertible] Trust Common Securities]

                (liquidation amount $______ per Common Security)

     PGS Trust [II] [III], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of ____________________________ (_________)
common securities of the Trust representing common undivided beneficial interests in the assets of the Trust and designated the "____% [[Convertible] Trust Common Securities]" (liquidation amount $______ per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation, Section 9.01(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this Certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of __________, ____, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by Petroleum Geo-Services ASA, a Norwegian public limited liability company ("PGS"), to the Trust pursuant to the Indenture referred to in the Declaration. The Trust will furnish a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture.

     Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, the Trustees of the Trust have executed this Certificate this ___ day of _____________, ____.



                                 PGS TRUST [II] [III]

                                 By                         , as Regular Trustee
                                    ------------------------
                                    Name:
                                    Title: Regular Trustee

                                 By                         , as Regular Trustee
                                    ------------------------
                                    Name:
                                    Title: Regular Trustee

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Common Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $______ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions that are not paid when such distributions are payable (or would be payable but for the deferral of such payment pursuant to Section 2.1(b) below or a default by PGS in the payment of interest on the Debentures) will accumulate additional distributions thereon at the Coupon Rate per annum (to the extent permitted by applicable law), compounded [quarterly] [semi-annually]. The term "Distributions" as used herein means such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly] [semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [quarterly] [semi-annual] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per [90- day quarter] [180-day semi-annual period].

     If at any time the Trust shall be required to pay any taxes, duties, assessments or governmental charges of whatever nature, imposed by the United States or any other taxing authority (other than withholding taxes), then, in any such case, PGS shall pay such Additional Amounts on the Debentures as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges shall be equal to the amounts the Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed. All payments by PGS on the Debentures and all payments on the Common Securities will be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature, unless the withholding or deduction of such taxes, duties, assessments or charges is required by law. If any such withholding or deduction is required with respect to taxes, duties, assessments or other governmental charges imposed or levied by or on behalf of the Kingdom of Norway or any other jurisdiction (other than the United States) where PGS may be incorporated or maintain its principal executive offices or principal place of business at the time of each such payment, or any taxing authority in any such jurisdiction, PGS shall pay such Additional Amounts as may be necessary so that the net amounts received by the holders of the Debentures and the holders of the Common Securities after such withholding or deduction shall equal the amounts that they would have received in the absence of such withholding or deduction; provided, however, that PGS shall not be required to make any payment of Additional Amounts for or on account of:

          (i) any tax, duty, assessment or other governmental charge that would not have been imposed but for the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member, shareholder or affiliate of, or possessor of a power over, such holder) and Norway or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder, affiliate or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

          (ii) any estate, inheritance, gift, sales, transfer, franchise, wealth, personal property or similar tax, duty, assessment or other governmental charge;

          (iii) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding;

          (iv) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the holder or the beneficial owner of the Debenture or the Common Security (a) to provide information concerning the nationality, residence or identity of such holder or such beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (a) or (b), is required or imposed by a statute, treaty, rule, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, duty, assessment or other governmental charge; or

          (v) any combination of (i), (ii), (iii) and (iv) above;

nor shall Additional Amounts be paid with respect to any payment to any holder of a Debenture or a Common Security who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the holder. If such withholding or deduction is required by applicable law, PGS will make such withholding or deduction and remit the full amount so withheld or deducted to the relevant authority.

     Distributions on the Common Securities will accumulate from ________ ___, _____ and will be payable [quarterly] [semi-annually] in arrears, on [________
___, ________ ___,] ________ ___ and ________ ___ of each year, commencing on
________ ___, ____, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as no Indenture Event of Default has occurred and is continuing with respect to the Debentures, PGS has the right under the Indenture for the Debentures to defer payments of interest on the Debentures by extending the interest payment period of the Debentures at any time and from time to time for a period not exceeding [20] [10] consecutive [quarterly] [semi-annual] interest periods (each, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, Distributions will continue to accumulate on the Common Securities with additional distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded [quarterly] [semi-annually] during any such Extension Period. No Extension Period shall extend beyond the stated maturity of the Debentures. Prior to the termination of any such Extension Period, PGS may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20] [10] consecutive [quarterly] [semi-annual] interest periods or extend beyond the stated maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, PGS may commence a new Extension Period, subject to the above requirements. On the Distribution payment date at the end of an Extension Period, payments of accumulated Distributions (including any Additional Amounts) will be payable to Holders of Common Securities as they appear on the books and records of the Trust (regardless of who the Holders may have been on other dates during the Extension Period) on the record date for such Distribution payment date.

     The Common Securities shall be redeemable as provided in the Declaration.

     [The Common Securities shall be convertible into Shares (as defined in the Declaration), through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Shares, in the manner and according to the terms set forth in the Declaration.]

                               [CONVERSION REQUEST

To: Chase Bank of Texas, National Association, as Conversion Agent for PGS Trust [II] [III]

     The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Shares (as that term is defined in the Amended and Restated Declaration of Trust dated as of ____________, ____ (as amended from time to time, the "Declaration"), by __________, __________ and _____________, as
Regular Trustees, Chase Manhattan Bank Delaware, as the Delaware Trustee, Chase Bank of Texas, National Association, as the Property Trustee, Petroleum Geo-Services ASA, as Sponsor, _____________, as initial Holder of Common Securities, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration) in accordance with and subject to the terms and conditions of the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by PGS Trust [II] [III] (at the rate of exchange specified in the terms of the Common Securities set forth as Exhibit C to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Shares (at the conversion rate specified in the terms of the Common Securities set forth as Exhibit C to the Declaration), subject to certain adjustments set forth in the Supplemental Indenture (as that term is defined in the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the Shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Date:              ,
           -------------  -----

     in whole      in part
              ---          ---

                                       Number of Common Securities to be
                                       converted: _______________________

                                       If a name or names other than the
                                       undersigned, please indicate in the
                                       spaces below the name or names in which
                                       the Shares are to be issued, along with
                                       the address or addresses of such person
                                       or persons:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Signature (for conversion only)

                                       Please Print or Type Name and Address,
                                       Including Zip Code, and Social Security
                                       or Other Identifying Number

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature Guarantee:**
                                                              -------------


-------------------

     (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)]

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
{Insert assignee's social security or tax identification number}

----------------------------------------------------------------

----------------------------------------------------------------
{Insert address and zip code of assignee}

and irrevocably appoints

----------------------------------------------------------------

----------------------------------------------------------------

________________________________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      --------------------------------

Signature:
           ---------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS PREFERRED SECURITY CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.